REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of 1784 Funds:

We have audited the accompanying statements of net assets of the 1784 Funds (comprising, respectively, 1784 Tax-Free Money Market Fund, 1784 U.S. Treasury Money Market Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Short-Term Income Fund, 1784 Income Fund, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Growth and Income Fund, 1784 International Equity Fund and 1784 Asset Allocation Fund referred to collectively herein as the "Funds"), as of May 31, 1995, and the related statements of operations, changes in net assets, and financial highlights for each of the respective periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the respective periods presented therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                  Coopers & Lybrand L.L.P.
July 19, 1995

May 31, 1995                                            1784 Money Market Funds
Statement Of Net Assets

-------------------------------------------------------------------------------
1784 U.S. TREASURY MONEYMARKET FUND
-------------------------------------------------------------------------------

Description                                             Par (000) Value (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 27.5%
 U.S. TREASURY BILLS
  5.490%, 06/01/95                                      $  2,500   $  2,500
  6.060%, 06/29/95                                         2,000      1,990
  6.210%, 07/06/95                                         1,500      1,491
  6.100%, 08/10/95                                         1,500      1,482
  5.970%, 08/31/95                                           500        492
  5.920%, 09/14/95                                         1,000        983
  6.270%, 11/16/95                                         1,000        971
  5.750%, 11/24/95                                           500        486
  6.160%, 03/07/96                                         1,000        954
  6.160%, 04/04/96                                         3,500      3,325
  6.070%, 05/02/96                                           500        473
                                                                   --------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $15,147,591)                                                 15,147
                                                                   --------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 25.9%
  Federal Home Loan Bank
   Discount Note
  6.200%, 06/01/95                                         1,000      1,000
  6.000%, 10/06/95                                         2,000      1,958
  Federal Home Loan Mortgage
   Corporation Discount Note
   5.830%, 07/20/95                                        1,000        992
  Federal National Mortgage
   Association Discount Note
   4.900%, 06/06/95                                        6,000      5,996
   5.600%, 06/22/95                                          585        583
   5.760%, 07/10/95                                          500        497
   5.800%, 07/11/95                                        1,000        993
  Student Loan Marketing
   Association Discount Note
   5.610%, 06/21/95                                        2,000      1,993
  Student Loan Marketing
   Association
   6.170%, 10/30/97(A)                                       250        251
                                                                   --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $14,262,766)                                                 14,263
                                                                   --------

REPURCHASE AGREEMENTS -- 43.6%
  Lehman Government Securities
   6.125%, dated 05/31/95,
   matures 06/01/95,
   repurchase price $5,000,850
   (collateralized by U.S.
   Treasury Bonds ranging in
   par value $92,000-
   $3,095,000, 12.00%-13.25%,
   08/15/13-05/15/14: with
   total market value of
   $5,102,428)                                          $  5,000   $  5,000
  Prudential Securities 6.125%,
   dated 05/31/95, matures
   06/01/95, repurchase price
   $10,001,701 (collateralized
   by U.S. Treasury Note, par
   value $9,854,000, 7.50%,
   matures 01/31/96: market
   value $10,200,103)                                     10,000     10,000
  Sanwa Securities 6.10%, dated
   05/31/95, matures 06/01/95,
   repurchase price $9,001,525
   (collateralized by various
   U.S. Treasury STRIPs
   ranging in par value
   $1,115,000-$7,791,000,
   05/15/99-08/15/15: with
   total market value of
   $9,180,223)                                             9,000      9,000
                                                                   --------
TOTAL REPURCHASE AGREEMENTS
  (Cost $24,000,000)                                                 24,000
                                                                   --------
CASH EQUIVALENTS -- 3.5%
  Dreyfus Treasury Cash
   Management Money
   Market Fund
   5.951%, 06/07/95                                          955        955
  Lehman Brothers Institutional
   Treasury Instrument Money
   Market Fund
  5.927%, 06/07/95                                           960        960
                                                                   --------
TOTAL CASH EQUIVALENTS
  (Cost $1,914,927)                                                   1,915
                                                                   --------

                                                                    (continued)

The accompanying notes are an integral part of the financial statements.
                                                                              21

May 31, 1995
Statement Of Net Assets

-------------------------------------------------------------------------------

Description                                                         Value (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $55,325,284)                                                 $55,325
                                                                     -------
TOTAL OTHER ASSETS AND LIABILITIES,
  NET -- (0.5%)                                                         (257)
                                                                     -------
NET ASSETS:
Capital Shares (unlimited authorization -- no par
 value) based on 55,076,901 outstanding shares of
 beneficial interest                                                  55,077
Accumulated Net Realized Loss
 on Investments                                                           (9)
                                                                     -------
TOTAL NET ASSETS: -- 100.0%                                          $55,068
                                                                     =======
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                                           $1.00
                                                                     =======




-------------------------------------------------------------------------------
(A) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect on May 31, 1995.
STRIP--Separate Trading of Registered Interest and Principal

The accompanying notes are an integral part of the financial statements.
                                                                              22

May 31, 1995                                            1784 Money Market Funds
Statement Of Net Assets

-------------------------------------------------------------------------------
1784 TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------
                                     (ART)

% OF TOTAL PORTFOLIO INVESTMENTS

------------------------------------------------------------------------------
Description                                              Par (000) Value (000)
------------------------------------------------------------------------------
MUNICIPAL BONDS -- 85.8%
 ALABAMA -- 0.3%
  Phenix City, Alabama
  4.200%, 10/01/25(A)                                     $ 1,600    $ 1,600
                                                                     -------
 ARIZONA -- 0.5%
  Maricopa County, Arizona TAN
  4.700%, 07/28/95                                         2,740      2,742
                                                                    -------
 ARKANSAS -- 1.0%
  Crossett Arkansas Pollution
   Control Revenue, Georgia
   Pacific Project
   3.950%,
   06/07/95(A)(B)(C)(D)                                   5,400      5,400
                                                                   -------
 CALIFORNIA -- 7.1%
  California Pollution Control
   Authority Revenue Bond,
   San Diego Gas and Electric
   4.250%, 09/01/95(A)(B)(C)                              6,000      6,000
  California GO
   5.750%, 04/25/96                                      13,835     13,959
  California State RAN
   5.000%, 06/28/95                                       2,500      2,501
  Los Angeles, California,
   American Airlines, Series C
   4.250%, 12/01/24(A)(D)                                 4,200      4,200
  Moreno Valley, California
   School District TECP
   4.500%, 06/30/95                                       4,000      4,001
  Orange County, California, TRAN
  4.500%, 07/19/95                                       $ 7,500    $ 7,507
                                                                    -------
                                                                     38,168
                                                                    -------
 COLORADO -- 5.6%
  Arapahoe County, Colorado,
  Series C
  4.400%, 08/31/95(C)                                      5,000      5,000
  Colorado Health Facility
   Authority Revenue, Sisters
   Charity Health, Series C
   3.950%, 06/07/95(A)(B)(C)                              11,800     11,800
  Colorado Housing Finance
   Authority, Winridge Project
   3.450%, 02/01/23(A)                                     8,000      8,000
  Denver, Colorado Industrial
   Revenue Bond, Children's
   Hospital Association
  3.600%, 10/01/18(A)                                      5,500      5,500
                                                                    -------
                                                                     30,300
                                                                    -------
 CONNECTICUT -- 0.4%
  Connecticut State, Housing
   Finance Authority, Series H-1
   4.300%, 09/01/95(B)(C)                                  2,000      2,000
                                                                    -------
 FLORIDA -- 5.6%
  Dade County, Florida Housing
   Finance Authority
   4.200%, 06/05/95(A)(C)(D)                               6,600      6,600
  Dade County, Florida Housing
   Finance Authority
   3.600%, 06/07/95(A)(B)(C)                               4,000      4,000
  Florida Housing Financial
   Agency, Multifamily
   Revenue Bond, Series Oaks-A
   3.850%, 07/01/07(A)(D)                                  3,455      3,455
  Hillsborough County, Florida
  4.100%, 09/01/25(A)                                     10,000     10,000
  St Johns County, Florida
   Housing Finance Authority
   Revenue Bond, Remington
   Project
   3.400%, 02/01/17(A)                                     6,200      6,200
                                                                    -------
                                                                     30,255
                                                                    -------

                                                                    (continued)
The accompanying notes are an integral part of the financial statements.
                                                                              23

May 31, 1995
Statement Of Net Assets

-------------------------------------------------------------------------------

Description                                               Par (000) Value (000)
-------------------------------------------------------------------------------
 GEORGIA -- 1.3%
  Georgia Tech Foundation
   Facility Revenue Bond, Wardlaw
   Project, Series B
   3.550%, 02/01/12(A)                                     $ 2,800   $  2,800
  Municipal Electric Authority,
   Georgia, Series C
  4.900%, 03/01/96(B)(C)                                     4,000      4,000
                                                                     --------
                                                                        6,800
                                                                     --------
 HAWAII -- 0.5%
  Hawaii State
  4.400%, 09/01/95(C)                                        2,710      2,710
                                                                     --------
 ILLINOIS -- 4.8%
  Chicago, Illinois GO
  4.600%, 10/31/96(B)(C)                                     9,525      9,525
  Illinois Educational Facility
   Authority
  4.050%, 05/01/20(A)(D)                                     7,800      7,800
  Illinois Health Facility,
   Lutheran Institution,
   Series C 4.100%,
   04/01/15(A)(D)                                            7,500      7,500
  Illinois Health Facility,
   Revenue Bond, Servantor
   Project, Series A
   4.300%, 08/15/95                                          1,320      1,320
                                                                     --------
                                                                       26,145
                                                                     --------
 INDIANA -- 2.2%
  Indiana State Bond Bank
   5.250%, 07/10/95                                         12,000     12,008
                                                                     --------
 IOWA -- 1.7%
  Salix, Iowa Pollution
   Control Revenue Bond
   3.550%, 05/01/23(A)                                       9,195      9,195
                                                                     --------
 KENTUCKY -- 0.8%
  Boone County, Kentucky
   Pollution Control Revenue
   Bond, Cincinnati
   Gas & Electric
   4.100%, 06/01/95(A)(B)(C)(D)                              4,100      4,100
                                                                     --------
 MAINE -- 5.9%
  Jay, Maine Pollution
   Control Revenue
   Bond, Solid Waste Disposal,
   AMT 3.950%,
   06/01/96(A)(B)(C)                                        23,500     23,500
  Jay, Maine Solid Waste Disposal
   Revenue Bond, International
   Paper Company, AMT
   4.400%, 09/01/96(A)(B)(C)                               $ 3,565   $  3,565
  Maine State BANS
  5.000%, 06/01/95                                           5,000      5,000
                                                                     --------
                                                                       32,065
                                                                     --------
 MARYLAND -- 0.5%
  Maryland State Energy Finance
   Administration, Solid Waste
   Disposal Revenue Bond, AMT
   4.400%, 09/01/95(A)(B)(C)                                 2,775      2,775
                                                                     --------
 MASSACHUSETTS -- 0.2%
  Massachusetts Bay
   Transit Authority
   4.400%, 03/01/14(A)(B)(D)                                 1,000      1,000
                                                                     --------
 MICHIGAN -- 5.5%
  Delta County, Michigan
   Economic Development
   4.500%, 12/01/23(A)(D)                                    4,700      4,700
  Detroit, Michigan Downtown
   Development Authority
   Revenue Bond, Millender Center
   Project 3.900%,
   12/01/10(A)(D)                                           12,000     12,000
  Grand Rapids, Michigan
   Economic Development
   Revenue, Amway
   Hotel, Series A
   3.850%, 08/01/17(A)(D)                                    9,800      9,800
  Michigan Municipal Bond
   Authority, Series B RAN
   4.500%, 07/20/95                                          3,350      3,353
                                                                     --------
                                                                       29,853
                                                                     --------
 MISSISSIPPI -- 0.3%
  Mississippi State
   Capital Improvement,
   Series A GO
   11.000%, 06/01/95                                         1,350      1,350
                                                                     --------

The accompanying notes are an integral part of the financial statements.
                                                                              24

                                                        1784 Money Market Funds
                                                1784 Tax-free Money Market Fund
-------------------------------------------------------------------------------

Description                                               Par (000) Value (000)
-------------------------------------------------------------------------------
 MISSOURI -- 2.4%
  Kansas City Industrial
   Development Authority
   4.100%, 10/15/15(A)                                     $ 7,200   $  7,200
  Missouri State, Pollution
   Control Revenue
   Bond, Union Electric
   Company, Series B
   3.750%, 06/01/95(A)(B)(C)(D)                              6,000      6,000
                                                                     --------
                                                                       13,200
                                                                     --------
 NEVADA -- 0.4%
  Director State of Nevada
   Department of
   Commerce Revenue Bond
   4.200%, 09/15/97(A)(B)(C)(D)                              2,100      2,100
                                                                     --------
 NEW HAMPSHIRE -- 3.9%
  New Hampshire Higher Education
   & Health Facilities
   Revenue Bond, Mary Hitchcock
   Project, Series 85D
   3.500%, 6/07/95(A)(C)                                   12,600     12,600
  New Hampshire
   Higher Education & Health
   Facilities Revenue Bond,
   Mary Hitchcock Project,
   Series 85H 3.500%,
   07/01/21(A)                                               2,700      2,700
  New Hampshire Higher Education
   & Health Facilities
   Revenue Bond, Veterans
   Hospital Administration
   New England, Project,
   Series C
   3.600%, 12/01/25(A)(D)                                    4,000      4,000
  New Hampshire, Veterans
   Hospital Administration
   New England,
   Series F
   3.600%, 12/01/25(A)                                       2,000      2,000
                                                                     --------
                                                                       21,300
                                                                     --------
 NEW YORK -- 2.9%
  Nassau County, New York,
   TAN, Series C
   5.400%, 09/28/95                                          5,735      5,742
  New York State, Energy Research,
   Lilco Project Series B
   4.700%, 03/01/96(B)(C)(D)                                10,000     10,000
                                                                     --------
                                                                       15,742
                                                                     --------

 NORTH CAROLINA -- 6.3%
  North Carolina Medical Center
   Revenue Bond, Pooled Financing
   Project, Series A-2
   3.500%, 07/01/26(A)                                      $ 2,070   $  2,070
  North Carolina State Educational
   Facility Revenue Bond, Bowman Grey
   School Medical Project
   3.950%, 09/01/20(A)(D)                                     11,600     11,600
  Wake County, North Carolina
   Pollution Control Revenue Bond,
   Carolina Power & Light Project,
   Series B
   3.600%, 09/01/15(A)(D)                                     10,400     10,400
  Wake County, North Carolina
   Industrial Facilities &
   Pollution Control Revenue Bond,
   Carolina Power & Light Project,
   Series C
   3.600%, 10/01/15(A)(D)                                     9,800      9,800
                                                                      --------
                                                                        33,870
                                                                      --------
 OHIO -- 1.0%
  Clermont County, Ohio Hospital
   Facility Revenue, Mercy Health
   Care System, Series B
   3.450%, 12/01/15(A)                                        5,145      5,145
                                                                      --------
 OREGON -- 0.4%
  Clackmas County, Oregon
  Hospital Facility
  4.200%, 10/01/95(B)(C)(D)                                   2,300      2,300
                                                                      --------
 PENNSYLVANIA -- 3.0%
  Pennsylvania Intergovernmental
   Bond
   9.000%, 06/15/95                                           2,245      2,249
  Quakertown, Pennsylvania
   Hospital Authority Revenue
   Bond
   3.700%, 07/01/05(A)(D)                                    13,800     13,800
                                                                      --------
                                                                        16,049
                                                                      --------

                                                                    (continued)
The accompanying notes are an integral part of the financial statements.

May 31, 1995
STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------

Description                                              Par (000) Value (000)
------------------------------------------------------------------------------
 SOUTH CAROLINA -- 3.7%
  Berkeley County, South Carolina
   Pollution Control Revenue
   Bond, Mobay Chemical Project
   4.100%, 06/01/96(A)(B)(D)                              $ 4,300   $  4,300
  Georgetown County, South
   Carolina 4.450%,
   04/15/96(B)(D)                                           2,000      2,000
  Georgetown County, South
   Carolina Pollution
   Control Revenue Bond,
   International Paper Company,
   Series A 4.400%,
   09/01/95(B)(C)                                           8,500      8,501
  York County, South Carolina
   Pollution Control Revenue
   Bond, Saluda River
   4.550%, 08/15/95(B)                                      5,065      5,065
                                                                    --------
                                                                      19,866
                                                                    --------
 TENNESSEE -- 2.4%
  Shelby County, Tennesse Health
   & Educational Facilities
   Revenue Bond, Methodist Health
   System Project, Series C
   4.200%, 08/01/15(A)                                      4,000      4,000
  Shelby County, Tennessee Health
   & Educational Facilities
   Revenue Bond, Methodist Health
   System Project, Series C
   4.200%, 08/01/95(A)(B)                                   3,000      3,000
  Sumner County, Tennessee
   Industrial Development
   Bond, Allied Signal
   Incorporated 3.900%,
   09/10/95(A)                                              5,800      5,800
                                                                    --------
                                                                      12,800
                                                                    --------

 TEXAS -- 5.1%
  Brazos, Texas Industrial
   Development Revenue Bond,
   Badische Corporate Port
   Authority 4.100%,
   06/07/95(A)(B)(C)(D)                                    $ 6,300   $  6,300
  Grand Prairie, Texas Housing
   Finance Authority,
   Multi-Family Housing Revenue
   Bond, Winridge Grand Prairie
   Project 3.550%,
   06/07/95(A)(C)                                            7,200      7,200
  Grand Prairie,
   Texas Housing Finance
   Corp/Multi-Family Housing
   Revenue Bond, Lincoln Property
   Company 3.550%,
   06/01/10(A)                                               5,000      5,000
  Grapevine, Texas
   Industrial Development Bond
   4.000%, 03/01/10(A)(D)                                    5,700      5,700
  Houston, Texas TRAN
  4.500%, 06/29/95                                           3,250      3,250
                                                                     --------
                                                                       27,450
                                                                     --------
 VERMONT -- 1.1%
  Vermont Education & Health
   Facilities Revenue Bond,
   VHA New England, Series D
   3.600%, 12/01/25(A)                                       5,900      5,900
                                                                     --------
 VIRGINIA -- 2.2%
  Fairfax, Virginia TECP
  3.950%, 07/12/95                                          12,000     12,000
                                                                     --------
 WASHINGTON -- 1.0%
  Washington State Health Care
   Facility, Sisters of
   Providence, Series C
   4.000%, 10/01/05(A)                                       4,500      4,500
  Washington State
   Motor Vehicle Fuel
  8.600%, 09/01/95                                           1,000      1,010
                                                                     --------
                                                                        5,510
                                                                     --------

The accompanying notes are an integral part of the financial statements.
                                                                              26

                                                        1784 MONEY MARKET FUNDS
                                                1784 TAX-FREE MONEY MARKET FUND

-------------------------------------------------------------------------------

Description                                              Par (000) Value (000)
------------------------------------------------------------------------------
 WASHINGTON, D.C. -- 5.2%
  District of Columbia
   9.375%, 06/01/95(B)(C)                                $ 5,000   $  5,100
  District of Columbia,
   Series B2, GO
   4.500%, 06/01/03(A)(D)                                  6,200      6,200
  District of Columbia, TRAN
   6.250%, 09/30/95(D)                                    16,500     16,573
                                                                    --------
                                                                      27,873
                                                                    --------
 WYOMING -- 0.6%
  Unita County, Wyoming
   Pollution Control Revenue
   Bond, Cheveron USA Incorporated
   Project 3.750%,
   06/15/97(B)                                              3,500      3,500
                                                                    --------
TOTAL MUNICIPAL BONDS
  (Cost $463,070,698)                                                463,071
                                                                    --------
CASH EQUIVALENTS -- 4.9%
  Clipper Tax Exempt Trust
  4.150%, 11/23/00 (A)                                     7,341       7,341
  Clipper Blue Tax
   Exempt Trust 1994-1
   Certificates of
   Participation,
   Class A 4.880%,
   4/28/00 (A)                                            13,929      13,929
  Clipper Tax Exempt Trust
   4.370%, 09/30/97 (A)                                    5,000       5,000
                                                                    --------
TOTAL CASH EQUIVALENTS
  (Cost $26,270,282)                                                  26,270
                                                                    --------
REPURCHASE AGREEMENT -- 11.6%
  Paine Webber, Incorporated
   6.15%, dated 05/31/95,
   matures 06/01/95, repurchase price
   $62,726,277 (collateralized
   by U.S. Treasury STRIPs ranging
   in par value from $13,000-
   15,982,000, 11/15/01-
   05/15/10; with total market
   value of $63,970,776)                                   62,716     62,716
                                                                    --------
TOTAL REPURCHASE AGREEMENT
  (Cost $62,715,562)                                                  62,716
                                                                    --------
TOTAL INVESTMENTS -- 102.3%
  (Cost $552,056,542)                                                552,057
                                                                    --------

-------------------------------------------------------------------------------

Description                                                         Value (000)
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES,
  NET -- (2.3%)                                                      $(12,645)
                                                                     --------
NET ASSETS:
Capital Shares (unlimited authorization -- no par
 value) based on 539,418,498 outstanding shares of
 beneficial interest                                                  539,418
Accumulated Net Realized Loss on
 Investments                                                               (1)
Distributions in excess of Net Investment
 Income                                                                    (5)
                                                                     --------
TOTAL NET ASSETS -- 100.0%                                           $539,412
                                                                     ========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE                                             $1.00
                                                                     ========


-------------------------------------------------------------------------------
(A) Variable rate securities -- The rate reflected on the Statement of Net Assets is the rate in effect on May 31, 1995.
(B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity.
(C) The maturity date shown is the lesser of the put, demand or maturity date.
(D) Securities are held in connection with a letter of credit issued by a major commercial bank or other financial institution.
    AMT -- Alternative Minimum Tax
    RAN -- Revenue Anticipation Note
    TRAN -- Tax and Revenue Anticipation Note
    GO -- General Obligation
    TECP -- Tax Exempt Commercial Paper
    TAN -- Tax Anticipation Note
    BAN -- Bond Anticipation Note
    STRIP -- Separate Trading of Registered Interest and Principal

The accompanying notes are an integral part of the financial statements.
                                                                              27

For The Year Ended May 31, 1995
STATEMENTS OF OPERATIONS (000)
-------------------------------------------------------------------------------

                                                                 U.S. TREASURY    TAX-FREE
                                                                 MONEY MARKET    MONEY MARKET
                                                                 =============   ============
INTEREST INCOME:                                                      $1,476       $17,750
                                                                  -------------  ------------
EXPENSES:
 Investment Advisory Fees                                                102         1,876
 Waiver of Investment Advisory Fees                                      (33)         (405)
 Administrator Fees                                                       29           537
 Waiver of Administrator Fees                                            (29)           --
 Reimbursement of Expenses by Adviser                                    (15)         (101)
 Registration Fees                                                         9           130
 Professional Fees                                                         3            77
 Transfer Agent Fees & Expenses                                           48            77
 Printing                                                                  2            51
 Trustee Fees                                                              1            19
 Custodian Fees                                                            2            41
 Fund Accounting Fees                                                     28            28
 Waiver of Fund Accounting Fees                                           (6)           (6)
 Amortization of Deferred Organizational Costs                            12            12
 Other Expenses                                                            1            11
                                                                  -------------  ------------
  Total Expenses, Net                                                    154         2,347
                                                                  -------------  ------------
Net Investment Income                                                  1,322        15,403
                                                                  -------------  ------------
Net Realized Loss on Investments                                          (9)           (1)
                                                                  -------------  ------------
Net Increase in Net Assets Resulting from Operations                  $1,313       $15,402
                                                                  =============  ============

Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

For The Periods Ended May 31                            1784 Money Market Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------

                                      U.S. TREASURY            TAX-FREE
                                      MONEY MARKET           MONEY MARKET
                                   ==================== =======================
                                    6/1/94   6/7/93 (1)   6/1/94    6/14/93 (2)
                                      TO         TO         TO          TO
                                   5/31/95    5/31/94    5/31/95      5/31/94
                                   --------  ---------- ----------  -----------
INVESTMENT ACTIVITIES:
 Net Investment Income             $  1,322   $    45   $   15,403   $   6,374
 Net Realized Gain/(Loss) on
  Investments Sold                       (9)       --           (1)          4
                                   --------  ---------- ----------  -----------
 Net Increase in Net Assets
  Resulting from Operations           1,313        45       15,402       6,378
                                   --------  ---------- ----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net Investment Income               (1,322)      (45)     (15,403)     (6,374)
 Realized Capital Gains                  --        --           (4)         --
 In excess of Net Realized Gains         --        --           (5)         --
                                   --------  ---------- ----------  -----------
  Total Distributions                (1,322)      (45)     (15,412)     (6,374)
                                   --------  ---------- ----------  -----------
SHARE TRANSACTIONS:
 Shares Issued                      103,005     8,774    1,061,511     737,582
 Shares Issued in Lieu of Cash
  Distributions                       1,028        28        2,007         417
 Shares Redeemed                    (54,549)   (3,209)    (931,544)   (330,555)
                                   --------  ---------- ----------  -----------
Increase in Net Assets from Share
 Transactions                        49,484     5,593      131,974     407,444
                                   --------  ---------- ----------  -----------
 Total Increase in Net Assets        49,475     5,593      131,964     407,448
NET ASSETS:
 Beginning of Period                  5,593        --      407,448          --
                                   --------  ---------- ----------  -----------
NET ASSETS:
 Ending of Period                  $ 55,068   $ 5,593   $  539,412   $ 407,448
                                   ========  ========== ==========  ===========
CAPITAL SHARES TRANSACTIONS:
 Shares Issued                      103,005     8,774    1,061,511     737,582
 Shares Issued in Lieu of Cash
  Distributions                       1,028        28        2,007         417
 Shares Redeemed                    (54,549)   (3,209)    (931,544)   (330,555)
                                   --------  ---------- ----------  -----------
Net Increase in Capital Share
 Transactions                        49,484     5,593      131,974     407,444
                                   ========  ========== ==========  ===========

(1)The U.S. Treasury Money Market Fund commenced operations on June 7, 1993.
(2)The Tax-Free Money Market Fund commenced operations on June 14, 1993. Amounts designated as "--" are either $0 or have been rounded to $0.
   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a Share Outstanding Throughout each Period

                                                                                                             Ratio      Ratio of
                                                                                                  Ratio   of Expenses Net Income
                       Asset              Dividends      Net              Assets      Ratio      of Net   to Average  to Average
                       Value      Net      from Net  Asset Value            End    of Expenses   Income   Net Assets  Net Assets
                     Beginning Investment Investment     End     Total   of Period to Average  to Average (Excluding  (Excluding
                     of Period   Income     Income    of Period  Return    (000)   Net Assets  Net Assets  Waivers)    Waivers)
                    --------- ---------- ---------- ----------- ------  --------- ----------- ---------- ----------- ----------
U.S. TREASURY
MONEY MARKET
=============
For the year ended
 May 31, 1995        $1.00      0.05      (0.05)      $1.00     4.81%  $ 55,068     0.60%       5.13%      0.92%       4.81 %
For the period ended
May 31, 1994(1)      $1.00      0.03      (0.03)      $1.00     2.64%* $  5,593     0.65%       2.91%      6.42%      (2.86)%
TAX-FREE
MONEY MARKET
============
For the year ended
 May 31, 1995        $1.00      0.03      (0.03)      $1.00     3.29%  $539,412     0.50%       3.28%      0.61%       3.17 %
For the period ended
May 31, 1994(2)      $1.00      0.02      (0.02)      $1.00     2.31%* $407,448     0.27%       2.39%      0.71%       1.95 %




  *Returns are for the period indicated and have not been annualized.
(1)The U.S. Treasury Money Market Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(2)The Tax-Free Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
   The accompanying notes are an integral part of the financial statements.

May 31, 1995                                            1784 Money Market Funds
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION
===============================================================================

  The 1784 U.S. Treasury Money Market Fund and the 1784 Tax-Free Money Market Fund (the "Money Market Funds") are portfolios of the 1784 Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is presently authorized to offer shares in 13 separate portfolios (the "Funds"):

MONEY MARKET FUNDS:STOCK FUNDS:

1784 U.S. Treasury Money Market Fund1784 Growth and Income Fund
1784 Tax-Free Money Market Fund1784 Asset Allocation Fund
1784 Institutional U.S. Treasury Money Market Fund1784 International Equity
     Fund

BOND FUNDS:

1784 Short-Term Income Fund
1784 U.S. Government Medium-Term Income Fund
1784 Income Fund
1784 Tax-Exempt Medium-Term Income Fund
1784 Massachusetts Tax-Exempt Income Fund
1784 Rhode Island Tax-Exempt Income Fund
1784 Connecticut Tax-Exempt Income Fund

  The financial statements included on pages 21 to 35 are for the 1784 U.S. Treasury Money Market and the 1784 Tax-Free Money Market Funds. The financial statements of the Bond Funds are included on pages 36 to 67. The financial statements of the Stock Funds are included on pages 68 to 84. The financial statements of the Institutional U.S. Treasury Money Market Fund are not presented herein, but are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

===============================================================================

  The following is a summary of significant accounting policies followed by the Money Market Funds.

Security Valuation -- Investment securities of the Money Market Funds are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

                                                                    (continued)

Security Transactions and Investment Income -- Security transactions are ac-counted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and am-ortization of the purchase discounts and premiums during the respective hold-ing period. Interest income is recorded on the accrual basis.

Repurchase Agreements -- Securities pledged as collateral for Repurchase Agreements are held by each Fund's custodian bank until maturity of the Repur-chase Agreements. Provisions of the Agreements and procedures adopted by the Adviser are intended to ensure that the market value of the collateral, in-cluding accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral de-clines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

Expenses -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

Distributions to Shareholders -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

Federal Income Taxes -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Organization Costs -- These costs have been deferred in the accounts of the Funds and are being amortized on a straight-line basis over a period of sixty months commencing with operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamor-tized organization cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the re-demption.

3. INVESTMENT ADVISORY, CUSTODIAL AND ACCOUNTING SERVICES

===============================================================================

  Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by The First National Bank of Bos-ton (the "Adviser"). The Adviser is entitled to receive a fee of 0.40% of the average daily net assets of the 1784 U.S. Treasury Money Market and 1784 Tax-Free Money Market Funds. Such fee is computed daily and paid monthly.

                                                        1784 Money Market Funds

  The Trust and The First National Bank of Boston (the "Custodian") are par-ties to a custodial agreement dated June 1, 1993 under which the Custodian holds cash, securities and other assets of the Trust as required by the In-vestment Company Act of 1940. The Custodian is entitled to receive an annual fee, to be paid monthly, of 0.01% for the first $100 million in average daily net assets, 0.0075% for the next $100 million and 0.005% for the next $800 million in net assets. In its capacity as custodian to the Trust, the Custo-dian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.
  Under a separate agreement, The First National Bank of Boston also provides certain accounting services for the Trust and is entitled to receive a fee for these services of $30,000 per Fund per year.
  The First National Bank of Boston voluntarily waives a portion of its advi-sory, custody and accounting fees. In addition, The First National Bank of Boston reimburses certain other expenses incurred by the Funds in order to help the Funds maintain a competitive expense ratio.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
================================================================================
  Pursuant to an administrative agreement dated June 7, 1993, SEI Financial Management Corporation (SEI) acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Such fee is computed daily and paid monthly. The Administrator has agreed to waive its fee in the 1784
U.S. Treasury Money Market Fund in order to help the Fund maintain a competi-tive expense ratio.
  Pursuant to an agreement dated June 1, 1993, SEI acts as the Transfer Agent of the Trust. As such, SEI provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.
  SEI Financial Services Company ("SFS"), a wholly owned subsidiary of SEI, acts as the Trust's Distributor pursuant to a distribution agreement dated
June 1, 1993. SFS is paid no fees by the Trust.
  Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.
  The Funds have paid legal fees to a law firm of which the Secretary of the Trust is a member.

5. CONCENTRATION OF CREDIT RISK
================================================================================
  The 1784 Tax-Free Money Market Fund invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

                                                                    (continued)

  The 1784 Tax-Free Money Market Fund invests in securities which include rev-enue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At May 31, 1995, the percentage of portfolio in-vestments by each revenue source was as follows:

                                     1784
                                   TAX-FREE
                               MONEY MARKET FUND
                               =================
Variable Rate Notes                   47%
Cash Equivalents                      18%
Put Bonds                             14%
General Obligations                   10%
Alternative Minimum Tax Bonds          5%
Other Revenue Bonds                    3%
Tax Exempt Commercial Paper            2%
Hospital Bonds                         1%
                               -----------------
  Total                              100%
                               =================

  Municipalities may insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obliga-tion. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obliga-tions. Also, some municipal securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions).
  At May 31, 1995, 25.7% of investments held by the 1784 Tax-Free Money Market Fund had credit enhancements, of which 7.0% and 5.4% were issued by Interna-tional Paper and Sumitomo Bank respectively. At May 31, 1995, 14.0% of the in-vestments held by the 1784 Tax-Free Money Market Funds were insured.
  On December 6, 1994, Orange County, California filed for bankruptcy. Approx-imately 1.4% of the 1784 Tax-Free Money Market Fund's portfolio was invested in Orange County, California, Tax and Revenue Anticipation Notes (the "Notes") as of May 31, 1995. The Adviser has committed to the 1784 Tax-Free Money Mar-ket Fund that, if necessary to prevent the deviation of the 1784 Tax-Free Money Market Fund's per share net asset value calculation from the amortized cost price per share from exceeding 0.5%, it will either (i) purchase (or cause an affiliate to purchase) the Notes at a price equal to the amortized cost of the Notes, including all unamortized premium and accrued and unpaid interest thereon excluding any penalty interest, or (ii) arrange an irrevoca-ble letter of credit from an unaffiliated third party securing the payment in full of all principal and interest (excluding penalty interest) on the Notes.

                                                        1784 Money Market Funds

6. LINE OF CREDIT
================================================================================
  The Funds have a bank line of credit. Borrowings under the line of credit are secured by investment securities of the borrowing Fund, which may not ex-ceed 10% of the Fund's total assets. No borrowings were outstanding for the period ended May 31, 1995.

7. SUBSEQUENT EVENT
================================================================================
  On July 19, 1995, the Orange County, California Notes held by the 1784 Tax-Free Money Market Fund were modified to provide for an interest rate of 5.45%, a portion of which shall be paid monthly in cash and the remainder of which shall accrue until maturity, and a maturity date of June 30, 1996. In addi-tion, the Adviser agreed that, if necessary to prevent the deviation of the 1784 Tax-Free Money Market Fund's per share net asset value calculation from the amortized cost price per share from exceeding 0.5%, it will purchase (or cause an affiliate to purchase) all or a portion of the Notes at a price equal to the amortized cost of the Notes, including all accrued and unpaid interest other than penalty interest.

May 31, 1995

STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
1784 SHORT-TERM INCOME FUND
-------------------------------------------------------------------------------

                                     (ART)



% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 12.4%
  UNITED STATES TREASURY BILL
    5.650%, 07/27/95                                        $  750     $   743
  UNITED STATES TREASURY NOTES
    8.500%, 11/15/95                                           500         506
    6.000%, 06/30/96                                         1,000       1,001
    6.125%, 07/31/96                                         2,000       2,006
    8.250%, 07/15/98                                         1,000       1,064
    7.125%, 02/29/00                                         1,200       1,251
                                                                       -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,459,190)                                                      6,571
                                                                       -------
AGENCY NOTES & DEBENTURES -- 8.1%
  Federal Farm Credit Bank
    6.380%, 07/25/96                                           500         502
  Federal Home Loan Bank
    5.995%, 10/06/95                                           500         501
    7.950%, 10/20/95                                         1,000       1,007
    5.339%, 10/08/97                                           201         197
  Federal Home Loan Mortgage
    4.550%, 04/01/96                                         1,000         988
  Federal National Mortgage
    Association
    9.550%, 12/10/97                                         1,000       1,080
                                                                       -------
TOTAL AGENCY NOTES & DEBENTURES
  (Cost $4,234,503)                                                      4,275
                                                                       -------
MEDIUM TERM NOTE -- 1.9%
  IBM Credit
    5.510%, 09/09/98                                        $1,000     $   974
                                                                       -------
TOTAL MEDIUM TERM NOTE
  (Cost $946,668)                                                          974
                                                                       -------
MUNICIPAL BONDS -- 8.7%
  Massachusetts State Housing
   Finance Agency Revenue Bond
    5.900%, 07/01/95(A)                                        750         750
  New York, New York GO
    10.000%, 11/15/96                                        2,000       2,084
  Richmond County, Georgia
   Development Authority Revenue
    6.200%, 06/01/96                                         1,100       1,100
  Worcester, Massachusetts
   BAN
    6.800%, 08/31/95                                           650         652
                                                                       -------
TOTAL MUNICIPAL BONDS
  (Cost $4,587,184)                                                      4,586
                                                                       -------
CORPORATE OBLIGATIONS -- 40.7%
  American Home Products
    7.700%, 02/15/00                                         2,000       2,088
  Associate Corporation, NA
    8.750%, 02/01/96                                         1,500       1,528
  Eaton Corporation
    6.375%, 04/01/99                                         1,500       1,493
  Electronic Data Systems
    6.850%, 05/15/00                                         1,000       1,015
  First Union Corporation
    5.950%, 07/01/95                                           750         750
  Ford Motor Credit Corporation
    8.000%, 12/01/97                                         1,000       1,039
  General Electric Company
    7.875%, 09/15/98                                         1,500       1,569
  General Motors Acceptance
   Corporation
    7.150%, 03/15/00                                           929         941
    9.125%, 07/15/01                                         1,000       1,110
  Manufacturers Hanover
   Corporation
    8.500%, 02/15/99                                         1,500       1,590

The accompanying notes are an integral part of the financial statements.

                                                                1784 Bond Funds

                                                    1784 Short-term Income Fund


--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
  McGraw Hill Incorporated
    9.430%, 09/01/00                                        $1,500     $ 1,682
  National Bank of Detroit Bank
   Note
    7.875%, 01/21/97                                         1,000       1,026
  Smith Barney Holdings
    7.875%, 10/01/99                                         1,000       1,034
  United States Leasing
   International
    7.000%, 11/01/97                                         1,000       1,011
  Wachovia Bank
    4.900%, 10/15/98                                         1,000         955
  Weyerhaeuser Company
    9.250%, 11/15/95                                         1,000       1,015
  WMX Technologies
    8.125%, 02/01/98                                         1,500       1,564
                                                                       -------
TOTAL CORPORATE OBLIGATIONS
  (Cost $20,912,891)                                                    21,410
                                                                       -------
FOREIGN BONDS -- 4.7%
  Aetna Life & Casualty
    9.500%, 10/11/95                                           495         500
  Hanson Overseas
    5.500%, 01/15/96                                           480         479
  Middletown Trust
    10.875%, 07/15/98                                        1,210       1,272
  Sears Trust
    8.750%, 04/15/96                                           200         204
                                                                       -------
TOTAL FOREIGN BONDS
  (Cost $2,465,190)                                                      2,455
                                                                       -------
U.S. MORTGAGE BACKED SECURITIES -- 7.5%
  Federal Home Loan Mortgage
     REMIC
    7.500%, 05/15/97                                           929         939
    5.000%, 02/15/00                                         1,000         989
    7.250%, 04/25/24                                         1,000       1,012
  Federal National Mortgage
     REMIC
    7.000%, 06/01/04                                         1,000       1,015
                                                                       -------
TOTAL U.S. MORTGAGE BACKED
 SECURITIES
  (Cost $3,859,913)                                                      3,955
                                                                       -------
MORTGAGE BACKED SECURITIES -- 1.4%
  Advanta Home Equity Loan
   Trust
    6.150%, 10/25/09                                        $  163     $   152
  Green Tree Financial
   Corporation
    5.200%, 10/15/18                                           250         248
  Security Pacific Acceptance
   Corporation
    7.250%, 12/15/11                                           157         158
  University Support Services
   Incorporated
    8.550%, 08/20/08                                           189         189
                                                                       -------
TOTAL MORTGAGE BACKED
  SECURITIES
  (Cost $737,568)                                                          747
                                                                       -------
ASSET BACKED SECURITIES -- 12.4%
  Household Credit Card Trust
    6.700%, 10/15/95                                         2,000       2,007
  Premier Auto Trust
    6.650%, 03/04/97                                         1,000       1,003
  Signet Credit Card Master
   Trust
    5.250%, 04/15/00                                         1,225       1,198
  Standard Credit Card Master
   Trust
    6.125%, 08/07/95                                         1,010       1,011
    9.000%, 08/07/96                                           300         311
    4.850%, 03/07/99                                         1,000         969
                                                                       -------
TOTAL ASSET BACKED SECURITIES
  (Cost $6,442,500)                                                      6,499
                                                                       -------
CASH EQUIVALENTS -- 0.2%
  Dreyfus U.S. Government
   Securities Money Market Fund
    6.063%, 06/07/95                                            41          41
  Lehman Brothers Institutional
   U.S. Government Money Market
   Fund 6.146%, 06/07/95                                        41          41
                                                                       -------
TOTAL CASH EQUIVALENTS
  (Cost $82,375)                                                            82
                                                                       -------

                                                                    (continued)

The accompanying notes are an integral part of the financial statements.

May 31, 1995
STATEMENT OF NET ASSETS

------------------------------------------------------------------
Description                                  Par (000) Value (000)
------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
  Lehman Brothers 6.125%, dated
   05/31/95, matures 06/01/95,
   repurchase price $1,500,255
   (collateralized by U.S.
   Treasury Note, par value
   $1,555,000, 4.25%, matures
   05/15/96: market value
   $1,534,548)                               $1,500     $ 1,500
                                                        -------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,500,000)                                       1,500
                                                        -------
TOTAL INVESTMENTS -- 100.9%
  (Cost $52,227,982)                                     53,054
                                                        -------
TOTAL OTHER ASSETS AND LIABILITIES,
  NET -- (0.9%)                                            (473)
                                                        -------
NET ASSETS:
Capital Shares
 (unlimited authorization --
  no par value) based on
  5,209,998 outstanding
  shares of beneficial interest                          51,727
Accumulated Net Realized Gain on
 Investments                                                 28
Net Unrealized Appreciation on
 Investments                                                826
                                                        -------
TOTAL NET ASSETS: -- 100.0%                             $52,581
                                                        =======
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                             $10.09
                                                        =======

-------------------------------------------------------------------------------
(A) Security is held in connection with bond insurance from AMBAC.
    AMBAC - American Municipal Bond Assurance Company
    BAN - Bond Anticipation Note
    GO - General Obligation
    REMIC - Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.
 38

May 31, 1995                                                    1784 Bond Funds
STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
1784 U.S. GOVERNMENT
MEDIUM-TERM INCOME FUND
-------------------------------------------------------------------------------


                              [ART APPEARS HERE]


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
Description                                               Par (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY
 OBLIGATIONS -- 30.9%
 UNITED STATES TREASURY NOTES
  7.625%, 05/31/96                                           $   500   $    508
  8.000%, 10/15/96                                            10,200     10,488
  7.250%, 11/15/96                                            15,200     15,494
  6.000%, 11/30/97                                             2,000      2,004
  7.500%, 11/15/01                                             1,000      1,070
  7.875%, 11/15/04                                             3,700      4,100
  7.500%, 02/15/05                                             6,000      6,503
                                                                       --------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $39,806,466)                                                     40,167
                                                                       --------
U.S. GOVERNMENT MORTGAGE
  BACKED BONDS -- 39.3%
  Federal Home Loan Mortgage
    Pool # 555006,
    7.500%, 11/01/19                                           4,799      4,804
  Federal Home Loan Mortgage
    REMIC
    5.000%, 02/15/00                                           3,000      2,968
    7.000%, 07/15/03                                           1,400      1,399
    6.250%, 08/15/03                                           3,735      3,591
    7.000%, 03/15/05                                         $ 5,700   $  5,743
    7.500%, 09/15/11                                           6,625      6,659
    7.000%, 06/15/22                                           4,000      4,002
    5.000%, 08/15/22                                           5,000      4,381
    7.250%, 04/25/24                                           5,000      5,062
  Government National Mortgage
   Association
    7.000%, 10/15/23                                             963        950
    9.500%, 4/20/25                                            4,986      5,222
    7.125%, 1/15/29                                            6,440      6,386
                                                                       --------
TOTAL U.S. GOVERNMENT MORTGAGE
  BACKED BONDS
  (Cost $49,643,277)                                                     51,167
                                                                       --------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 21.4%
  Federal Farm Credit Bank
    5.420%, 08/04/98                                           3,000      2,933
    8.650%, 10/01/99                                           1,900      2,071
  Federal National Mortgage
    Association
    9.550%, 12/10/97                                           9,000      9,717
    7.550%, 06/10/04                                           1,500      1,542
  Government Export
    6.000%, 03/15/05                                           5,833      5,740
  Tennessee Valley Authority
    6.000%, 01/15/97                                           5,925      5,910
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $27,472,900)                                                      27,913
                                                                       --------
U.S. GOVERNMENT GUARANTEED
 BOND -- 1.8%
  Sulphur Carriers
    8.300%, 10/15/09                                           2,175      2,348
                                                                       --------
TOTAL U.S. GOVERNMENT
 GUARANTEED BOND
 (Cost $2,299,867)                                                        2,348
                                                                       --------

                                                                    (continued)
The accompanying notes are an integral part of the financial statements.
                                                                              39

May 31, 1995
STATEMENT OF NET ASSETS

---------------------------------------------------------------------------
Description                                         Par (000)  Value (000)
---------------------------------------------------------------------------
REPURCHASE
  AGREEMENT -- 5.8%
 Lehman Government Securities
  6.125%, dated 05/31/95,
  matures 06/01/95, repurchase
  price $7,501,276 (collateralized
  by U.S. Treasury Note, par
  value $6,875,000, 8.50%,
  matures 11/15/00; market value
  $7,652,396)                                       $7,500     $  7,500
                                                               --------
TOTAL REPURCHASE AGREEMENT
  (Cost $7,500,000)                                               7,500
                                                               --------
CASH EQUIVALENTS -- 0.2%
 Dreyfus U.S. Government Cash
  Management Money Market
  Fund
    6.064%, 06/07/95                                   106          106
 Lehman Brothers Institutional
  Government Obligation Money
  Market Fund
    6.146%, 06/07/95                                   106          106
                                                               --------
TOTAL CASH EQUIVALENTS
  (Cost $212,350)                                                   212
                                                               --------
TOTAL INVESTMENTS -- 99.4%
  (Cost $126,934,860)                                           129,307
                                                               --------
TOTAL OTHER ASSETS AND LIABILITIES,
 NET -- 0.6%                                                        774
                                                               --------
NET ASSETS:
Capital Shares (unlimited authorization -- no
  par value) based on 13,598,545 outstanding
  shares of beneficial interest                                 133,687
Accumulated Net Realized Loss on
  Investments                                                    (5,978)
Net Unrealized Appreciation on Investments                        2,372
                                                               --------
TOTAL NET ASSETS: -- 100.0%                                    $130,081
                                                               ========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                                      $9.57
                                                               ========

-------------------------------------------------------------------------------
REMIC -- Real Estate Mortgage Investment Conduit
The accompanying notes are an integral part of the financial statements.

May 31, 1995                                                    1784 Bond Funds
STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
1784 INCOME FUND
-------------------------------------------------------------------------------
                              [ART APPEARS HERE]

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.5%
 United States Treasury Bond
    7.625%, 02/15/25                                        $ 3,000    $  3,370
 United States Treasury Notes
    7.875%, 01/15/98                                          2,000       2,093
    9.250%, 08/15/98                                          1,000       1,094
    4.750%, 08/31/98                                          2,000       1,927
    6.750%, 06/30/99                                          1,800       1,845
    7.500%, 02/15/05                                          4,000       4,335
                                                                       --------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $14,110,788)                                                     14,664
                                                                       --------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 13.8%
  Financial Assistance
    9.375%, 07/21/03                                         10,190      12,012
  Government National
   Mortgage Association
    7.000%, 10/15/23                                          1,852      1,828
    9.500%, 3/20/25                                           7,740      8,105
    7.125%, 1/15/29                                           5,242      5,198
                                                                      --------
TOTAL U.S. GOVERNMENT MORTGAGE-
 BACKED BONDS (Cost $25,547,677)                                        27,143
                                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.3%
  Federal Home Loan Bank
    7.690%, 12/16/96                                        $ 2,500   $  2,562
  Federal Home Loan nMortgage
   Corporation
    8.530%, 02/02/05                                          5,000      5,445
    7.750%, 09/01/05                                          1,468      1,481
    6.500%, 03/15/09                                          4,904      4,472
    5.000%, 08/15/22                                          5,000      4,381
  Federal National Mortgage
   Association REMICS
    7.000%, 03/25/19                                          1,299      1,299
    7.000%, 10/25/23                                          4,806      4,503
  Federal National Mortgage
   Association REMIC
    7.000%, 06/17/04                                          5,000      5,073
    6.500%, 10/25/05                                          2,075      2,006
    6.000%, 12/25/16                                          3,000      2,756
                                                                      --------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $32,385,796)                                                     33,978
                                                                      --------
NON AGENCY MORTGAGE-BACKED OBLIGATIONS -- 5.0%
  Capstead Securities IV Series
    1992-5, Class E
    8.500%, 10/25/21                                          2,000      2,081
  Merrill Lynch Mortgage
   Investors Series 1994G, Class A3
    8.350%, 05/15/14                                          5,000      5,350
  Merrill Lynch Mortgage
    Investors Series 89H,
    Class B
    10.000%, 01/15/10                                          2,300     2,494
                                                                      --------
TOTAL NON AGENCY MORTGAGE-
 BACKED OBLIGATIONS
 (Cost $9,170,450)                                                       9,925
                                                                      --------
ASSET BACKED SECURITIES -- 5.7%
  Discover Card Master Trust
    Series 1993-1, Class B
    5.300%, 10/16/01                                          5,000      4,836
  Discover Card Master Trust
    Series 1993-2, Class B
    5.750%, 11/16/01                                          1,275      1,239
  Prime Credit Card Master
    Trust Series 1992-1,
    Class A1
    7.050%, 12/15/97                                          5,000      5,115
                                                                      --------
TOTAL ASSET BACKED SECURITIES
  (Cost $10,767,679)                                                    11,190
                                                                      --------

                                                                    (continued)

The accompanying notes are an integral part of the financial statements.

May 31, 1995
STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 42.9%
  American Home Products
    7.900%, 02/15/05                                         $3,000    $  3,229
  Associate Corporation of
    North America
    8.625%, 06/15/97                                          2,700       2,822
    5.875%, 08/15/97                                          2,700       2,680
  Bankers Trust New York
    6.000%, 10/15/08                                          5,000       4,363
  Chase Manhattan
    8.000%, 02/04/97                                          5,000       5,144
    6.750%, 08/15/08                                          5,000       4,781
  Chemical Banking
    6.500%, 01/15/09                                          5,000       4,731
  Dean Witter Discover
    6.290%, 03/02/99                                          5,000       5,006
  Disney, Walt
    5.800%, 10/27/08                                          3,000       2,738
  General Electric
    7.875%, 09/15/98                                          5,000       5,231
  General Motors
    9.125%, 07/15/01                                          5,000       5,548
  General Motors Acceptance
    8.250%, 02/28/02                                          5,000       5,319
  IBM Credit
    6.641%, 04/14/97                                          1,000         999
  MBIA
    8.200%, 10/01/22                                          2,000       2,118
  Midland Bank
    7.650%, 05/01/25                                          5,000       5,200
  NCNB
    10.200%, 07/15/15                                         1,800       2,259
  Public Service Electric & Gas
    8.100%, 05/26/09                                          3,500       3,846
  Santander Financial
    7.875%, 04/15/05                                          5,000       5,225
  Standard Credit Card Master
    Trust
    8.500%, 08/07/97                                          5,000       5,117
    4.650%, 03/07/99                                          5,000       4,879
  Travelers
    7.875%, 05/15/25                                          3,000       3,086
                                                                       --------
TOTAL CORPORATE OBLIGATIONS
  (Cost $80,276,538)                                                     84,321
                                                                       --------
FOREIGN BOND -- 3.0%
  Bank China
    8.250%, 03/15/14                                          6,200       5,952
                                                                       --------
TOTAL FOREIGN BOND
  (Cost $5,626,950)                                                       5,952
                                                                       --------
REPURCHASE AGREEMENT -- 3.8%
  Lehman Government
   Securities 6.125%, dated
   05/31/95, matures 06/01/95,
   repurchase price $7,501,276
   (collateralized by U.S.
   Treasury Note, par value
   $7,420,000, 6.75%, matures
   02/28/97; market value
   $7,649,537)                                               $7,500    $  7,500
                                                                       --------
TOTAL REPURCHASE AGREEMENT
  (Cost $7,500,000)                                                       7,500
                                                                       --------
CASH EQUIVALENTS -- 0.1%
  Dreyfus U.S. Government
    Cash Management Money
    Market Fund
    6.064%, 06/07/95                                             63          63
  Lehman Brothers Institutional
    Government Obligations
    Money Market Fund
    6.146%, 06/07/95                                             63          63
                                                                       --------
TOTAL CASH EQUIVALENTS
  (Cost $125,695)                                                           126
                                                                       --------
TOTAL INVESTMENTS -- 99.1%
  (Cost $185,511,573)                                                   194,799
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES,
 NET -- 0.9%                                                              1,716
                                                                       --------
NET ASSETS:
Capital Shares (unlimited authorization -- no
  par value) based on 18,908,017 outstanding
  shares of beneficial interest                                         188,224
Accumulated Net Realized Loss on
  Investments                                                              (996)
Net Unrealized Appreciation on Investments                                9,287
                                                                       --------
TOTAL NET ASSETS: -- 100.0%                                            $196,515
                                                                       ========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                                             $10.39
                                                                       ========

-------------------------------------------------------------------------------
REMIC -- Real Estate Mortgage Investment Conduit
The accompanying notes are an integral part of the financial statements.

May 31, 1995                                                    1784 Bond Funds
STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
1784 TAX-EXEMPT MEDIUM- TERM INCOME FUND
-------------------------------------------------------------------------------
                              [ART APPEARS HERE]


% OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------------------------------
Description                                               Par (000) Value (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.4%
 ALASKA -- 1.8%
  Alaska Industrial Development
    & Expansion Authority
    Revenue Bond, Series B
    5.850%, 04/01/05                                         $1,000    $  1,009
  Alaska Student Loan Marketing
    Association,
    Series A
    6.700%, 07/01/01                                          2,100       2,215
                                                                       --------
                                                                          3,224
                                                                       --------
 ARIZONA -- 0.6%
  Arizona State Transportation
    Board Highway Revenue
    Bond
    6.500%, 07/01/11(E)                                       1,000       1,118
                                                                       --------
 CALIFORNIA -- 5.7%
  California State GO
    7.000%, 08/01/05(C)                                       1,525       1,744
    6.400%, 02/01/06(C)                                       1,000       1,096
    5.500%, 04/01/06(C)                                       1,500       1,536
    5.750%, 03/01/08                                          3,000       3,049
  San Bernadino County,
    California Medical Center
    Financing Project, COP
    5.000%, 08/01/01                                         $1,500    $  1,434
  San Diego County, California
    Sales Tax Revenue Bond,
    Series A
    7.375%, 04/01/06                                          1,000       1,119
                                                                       --------
                                                                          9,978
                                                                       --------
 CONNECTICUT -- 4.5%
  Connecticut State Housing
    Finance Authority Revenue
    Bond, Housing Mortgage
    Finance Project, Series B
    7.300%, 11/15/03                                          3,435       3,654
  Connecticut State Housing
    Finance Authority Revenue
    Bond, Housing Mortgage
    Finance Program,
    Series A AMT
    7.400%, 11/15/98                                          2,110       2,197
  Connecticut State Resource
    Recovery Bond, Wallingford
    Resources, Series 1-Sub AMT
    6.625%, 11/15/01                                          1,990       2,067
                                                                       --------
                                                                          7,918
                                                                       --------
 FLORIDA -- 1.4%
  Florida School Boards
    Association Lease Revenue
    Bond, Orange County School
    Board Project
    7.000%, 07/01/03(C)                                       1,200       1,303
  Jacksonville, Florida Electric
    Authority Revenue Bond,
    St. John's Project, Series B
    6.750%, 10/01/05                                          1,000       1,103
                                                                       --------
                                                                          2,406
                                                                       --------
 GEORGIA -- 1.2%
  Georgia State, Series E GO
    5.500%, 07/01/07                                          1,000       1,041
  Municipal Electric Authority of
    Georgia Revenue Bond, 6th
    Crossover Project
    7.000%, 01/01/08(C)                                       1,000       1,142
                                                                       --------
                                                                          2,183
                                                                       --------

                                                                    (continued)


The accompanying notes are an integral part of the financial statements.

May 31, 1995
STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 HAWAII -- 1.8%
    Hawaii State, Series CJ GO
    5.700%, 01/01/03                                         $3,000    $  3,150
                                                                       --------
 IOWA -- 1.2%
  Iowa Student Loan Liquidity
    Revenue Bond, Series A
    6.350%, 03/01/01                                          2,000       2,118
                                                                       --------
 LOUISIANA -- 1.9%
  Louisiana State Offshore
    Terminal Authority Revenue
    Bond, Series E
    7.450%, 09/01/04                                          3,000       3,304
                                                                       --------
 MAINE -- 0.5%
  Maine Municipal Bond Bank,
    Series A
    5.375%, 11/01/07                                          1,000         999
                                                                       --------
 MARYLAND -- 3.1%
  Frederick, Maryland GO
    5.900%, 12/01/03(C)                                       1,000       1,059
  Maryland State, GO
    5.600%, 03/15/08                                          4,275       4,408
                                                                       --------
                                                                          5,467
                                                                       --------
 MASSACHUSETTS -- 19.6%
  Boston, Massachusetts Water &
    Sewer Commission, Series A
    6.100%, 11/01/06                                          3,950       4,191
  Boston, Massachusetts,
    Series A GO
    7.100%, 02/01/01(C)                                       1,000       1,106
  Massachusetts Educational Loan
    Authority Revenue Bond,
    Issue D, Series A AMT
    6.800%, 01/10/02(C)                                       1,750       1,862
  Massachusetts Municipal
    Wholesale Electric Power
    Supply System Revenue
    Bond, Series B
    6.625%, 07/01/04                                          2,050       2,255
  Massachusetts Municipal
    Wholesale Electric Power
    Supply System Revenue
    Bond, Series D
    6.000%, 07/01/05                                          1,625       1,700
  Massachusetts State GO
    6.875%, 07/01/10                                          2,400       2,715
  Massachusetts State Health &
    Educational Facilities
    Authority Revenue Bond,
    Dana Farber Cancer Project,
    Series G-1
    6.250%, 12/01/08                                         $1,000    $  1,026
  Massachusetts State Health &
    Educational Facilities
    Authority Revenue Bond,
    Faulkner Hospital, Series C
    5.750%, 07/01/03                                          2,400       2,406
  Massachusetts State Health &
    Educational Facilities
    Authority Revenue Bond,
    New England Medical Center
    Hospitals, Series F
    6.500%, 07/01/12(C)                                       1,000       1,069
  Massachusetts State Health &
    Educational Facilities
    Authority Revenue Bond,
    Series A
    6.200%, 01/01/03                                          1,140       1,164
    6.250%, 01/01/05                                          1,060       1,084
  Massachusetts State Housing
    Finance Agency Series A
    AMT
    5.900%, 07/01/03(C)                                       1,750       1,805
  Massachusetts State Housing
    Finance Agency, Multi-Family
    Housing Project, Series A
    5.600%, 07/01/07                                            600         600
    5.700%, 07/01/08                                            600         600
  Massachusetts State Housing
    Finance Agency, Series E
    6.250%, 11/15/12                                          1,500       1,524
  Massachusetts State Industrial
    Finance Agency Revenue
    Bond, Refusetech
    Incorporated Project, Series A
    6.150%, 07/01/02                                           1,595       1,637
  Massachusetts State Industrial
    Finance Agency Revenue
    Bond, Refusetech
    Incorporated Project, Series A
    6.300%, 07/01/05                                             750         773
  Massachusetts State Special
    Obligation Revenue Bond,
    Series A
    7.000%, 06/01/02                                           1,000       1,119

The accompanying notes are an integral part of the financial statements.

                                                                 1784 Bond Funds
                                        1784 Tax-exempt Medium-term Income Fund

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 MASSACHUSETTS (continued)
  Massachusetts State,
    Series C GO
    6.300%, 11/01/04                                          $1,000    $  1,091
    5.000%, 08/01/06                                           1,250       1,231
  New England Educational Loan
    Marketing Corporation,
    Massachusetts Student Loan,
    Series A AMT
    5.700%, 07/01/05                                           3,550       3,563
                                                                        --------
                                                                          34,521
                                                                        --------
 MICHIGAN -- 0.8%
  Michigan State Hospital Finance
    Authority Revenue Bond,
    Oakwood Hospital
    Obligation Group A
    5.400%, 11/01/07(C)                                        1,500       1,508
                                                                        --------
 NEW JERSEY -- 2.4%
  Union County, New Jersey
    Utilities Authority Solid Waste
    Revenue Bond,
    Series A AMT
    7.100%, 06/15/06                                          4,000       4,150
                                                                       --------
 NEW YORK -- 7.3%
  New York, New York,
    Series B GO
    5.625%, 08/15/08                                          3,000       3,064
  New York, New York,
    Series C GO
    6.500%, 08/01/05                                          2,500       2,581
  New York, New York, Series C
    GO
    6.375%, 08/01/06(C)                                       2,000       2,230
  New York, New York,
   Series F GO
   6.500%, 02/15/07                                           2,865       2,955
  New York, New York,
   Series H GO
   6.875%, 02/01/02                                           2,000       2,120
                                                                       --------
                                                                         12,950
                                                                       --------
 NORTH CAROLINA --1.8%
  North Carolina Municipal
   Power Agency No. 1,
   Catawba Electric
   5.900%, 01/01/03                                           3,000       3,120
                                                                       --------

 OHIO -- 1.9%
  Cleveland, Ohio Water Works
   Revenue Bond, Series F
   6.500%, 01/01/21(C)(E)                                     2,000       2,230
  Ohio State Building Authority
   Revenue Bond, Adult
   Correctional Facilities
   5.700%, 10/01/06(C)                                        1,000       1,045
                                                                       --------
                                                                          3,275
                                                                       --------
 PENNSYLVANIA -- 3.3%
  Beaver County, Pennsylvania
   Hospital Authority Revenue
   Bond, Medical Center Beaver
   Pennsylvania
   6.600%, 07/01/04(C)                                        1,250       1,378
  Pennsylvania State GO
   6.000%, 11/15/02                                           1,630       1,738
   6.100%, 11/15/04(C)                                        1,000       1,076
  Pennsylvania State Higher
   Education Assistance Agency
   Revenue Bond, Series A
   6.800%, 12/01/00(C)                                        1,490       1,585
                                                                       --------
                                                                          5,777
                                                                       --------
 PUERTO RICO -- 3.4%
  Puerto Rico Commonwealth
   Highway & Transportation
   Authority Highway Revenue
   Bond, Series V
   6.375%, 07/01/07(C)                                        2,210       2,373
  Puerto Rico Municipal Finance
   Agency Revenue Bond,
   Series A
   5.600%, 07/01/05(C)                                        2,000       2,070
  Puerto Rico Public Buildings
   Authority Revenue Bond,
   Series K
   6.875%, 07/01/21                                           1,265       1,459
                                                                       --------
                                                                          5,902
                                                                       --------
 RHODE ISLAND -- 8.3%
  Pawtucket, Rhode Island GO
   5.625%, 04/15/07(C)                                        3,100       3,149
  Providence, Rhode Island GO
   6.750%, 01/15/09(C)                                        1,415       1,523


The accompanying notes are an integral part of the financial statements.
                                                                     (continued)

May 31, 1995

STATEMENT OF NET ASSETS


--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 RHODE ISLAND (continued)
  Rhode Island Depositors Economic
   Protection Corporation, Special
   Obligation, Series B
   5.800%, 08/01/09(C)                                      $1,000    $  1,024
  Rhode Island Housing &
   Mortgage Finance Agency, Multi-
   Family Housing Project, Series A
   5.700%, 07/01/07(C)                                       1,000         998
  Rhode Island Housing &
   Mortgage Finance Homeownership
   Opportunity, Series 15-B
   6.100%, 10/01/05(A)(B)                                      500         518
   6.200%, 10/02/06(A)(B)                                    1,110       1,159
  Rhode Island State Construction
   Capital Development Loan, Series B GO
   6.250%, 05/15/05                                          1,940       2,042
  Rhode Island State Health & Educational
   Facilities Authority Revenue Bond,
   Westerly Hospital
   5.200%, 07/01/04                                            485         449
  Rhode Island State Student Loan Marketing
   Association, Series A
   6.550%, 12/01/00                                          1,600       1,696
   6.750%, 12/01/01                                          2,000       2,140
                                                                      --------
                                                                        14,698
                                                                      --------
 SOUTH CAROLINA -- 2.1%
  Medical University South Carolina
   Hospital Facilities, Series A
   7.125%, 07/01/04                                            500         548
  South Carolina State Public Services
   Authority Revenue Bond, Series A
   6.250%, 01/01/00(C)(D)                                    3,000       3,168
                                                                      --------
                                                                         3,716
                                                                      --------
 TEXAS -- 3.0%
  Dallas-Fort Worth, Texas Regional Airport
   Revenue Bond, Series A
   5.800%, 11/01/07(C)                                       2,000       2,069
  Texas National Research Laboratory
   Commission, Super Conducting
   Super Collider Project
   6.850%, 12/01/05                                         $  400     $   414
  Texas State Public Financing Authority,
   Series A GO
   5.700%, 10/01/07(A)(B)                                    1,500       1,538
   5.750%, 10/01/08(A)(B)                                    1,280       1,314
                                                                       -------
                                                                         5,335
                                                                       -------
 VERMONT -- 1.8%
  Vermont Educational & Health Buildings
   Finance Agency, Medical Center Hospital
   of Vermont
   5.750%, 09/01/07(C)                                       1,800       1,829
  Vermont State Student Loan Assistance
   Corporation, Series A-3 AMT
   6.050%, 06/15/01(C)                                       1,300       1,362
                                                                       -------
                                                                         3,191
                                                                       -------
 VIRGINIA -- 1.8%
  Norfolk, Virginia Industrial Development
   Authority Revenue Bond, Daughters
   Charity-Depaul Project
   6.500%, 12/01/07                                          3,000       3,214
                                                                       -------
 WASHINGTON -- 7.2%
  Washington State Public Power Supply Systems
   Nuclear Project No. 2 Revenue Bond, Series A
   5.500%, 07/01/04                                          5,000       5,030
   6.100%, 07/01/06                                          1,030       1,097
   7.500%, 07/01/07                                          1,000       1,086
   5.250%, 07/01/08                                          1,250       1,197
   6.300%, 07/01/09                                          2,000       2,053
  Washington State, Series R92-A GO
   6.625%, 09/01/06                                          2,000       2,158
                                                                       -------
                                                                        12,621
                                                                       -------

The accompanying notes are an integral part of the financial statements.

                                                                1784 Bond Funds
                                        1784 Tax-exempt Medium-term Income Fund

--------------------------------------------------------------------------------

Description                                               Par (000) Value (000)
--------------------------------------------------------------------------------
 WASHINGTON, D.C. -- 4.2%
  District Columbia, Series A GO
    5.625%, 06/01/02(C)                                      $4,000    $  4,089
  District Columbia, Series B GO
    5.300%, 06/01/05(C)                                       1,000         983
    6.000%, 06/01/08(C)                                       2,305       2,366
                                                                       --------
                                                                          7,438
                                                                       --------
 WISCONSIN -- 2.8%
  Wisconsin State, Series A GO
    5.750%, 05/01/03                                          3,305       3,466
    5.800%, 05/01/07                                          1,355       1,408
                                                                       --------
                                                                          4,874
                                                                       --------
TOTAL MUNICIPAL BONDS
  (Cost $161,148,875)                                                   168,155
                                                                       --------
CASH EQUIVALENTS -- 1.8%
  Fidelity Tax Exempt Money
    Market Fund
    3.942%, 06/07/95                                          1,605       1,605
  Lehman Brothers Institutional
    Tax Free Money Market
    Fund
    3.935%, 06/07/95                                          1,607       1,607
                                                                       --------
TOTAL CASH EQUIVALENTS
  (Cost $3,212,387)                                                       3,212
                                                                       --------
REPURCHASE AGREEMENT -- 4.5%
  Lehman Brothers 6.125%, dated
    05/31/95, matures 06/01/95,
    repurchase price $8,001,361
    (collateralized by various U.S.
    Treasury Notes, total par
    value $7,430,000,
    7.875% -- 8.00%,
    05/15/01 -- 08/15/01; total
    market value $8,161,961)                                  8,000       8,000
                                                                       --------
TOTAL REPURCHASE AGREEMENT
  (Cost $8,000,000)                                                       8,000
                                                                       --------
TOTAL INVESTMENTS -- 101.7%
  (Cost $172,361,262)                                                   179,367
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES,
  NET -- 0.7%                                                            (3,022)
                                                                       --------
NET ASSETS:
Capital Shares (unlimited authorization -- no
  par value) based on 17,392,732 outstanding
  shares of beneficial interest                                         168,916
Accumulated Net Realized Gain on
  Investments                                                               423
Net Unrealized Appreciation on Investments                                7,006
                                                                       --------
TOTAL NET ASSETS: -- 100.0%                                            $176,345
                                                                       ========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                                             $10.14
                                                                       ========

-------------------------------------------------------------------------------
(A) Put and Demand features exist requiring the issuer to repurchase the in-strument prior to maturity.
(B) The maturity date shown is the lesser of the put, demand or maturity date.
(C) Securities are held in connection with bond insurance from AMBAC, FGIC, FSA or MBIA.
(D) When issued security.
(E) Pledged as collateral for when issued security.
    AMBAC -- American Municipal Bond Assurance Company
    AMT -- Alternative Minimum Tax
    COP -- Certificates of Participation
    FGIC -- Financial Guaranty Insurance Company
    FSA -- Financial Security Assurance
    GO -- General Obligation
    MBIA -- Municipal Bond Investors Assurance

The accompanying notes are an integral part of the financial statements.

May 31, 1995                                                    1784 Bond Funds

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

                                     (ART)


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.1%
 GUAM -- 1.3%
  Guam Limited Obligation
   Revenue Bond, Series A
   7.100%, 11/15/09(A)                                      $1,000     $ 1,060
                                                                       -------
 MASSACHUSETTS -- 92.6%
  Boston, Massachusetts GO,
   Series A
   5.650%, 02/01/09(B)                                       1,500       1,508
  Chelsea, Massachusetts School
   Project Loan, GO
   6.000%, 06/15/02(B)                                       2,000       2,118
   6.000%, 06/15/04(B)                                         650         691
   5.700%, 06/15/06(B)                                       1,000       1,030
  Lawrence, Massachusetts GO
   5.375%, 09/15/05                                            410         406
   6.250%, 02/15/09(B)                                       1,475       1,560
  Lowell, Massachusetts GO
   7.625%, 02/15/10                                          1,650       1,931
  Lynn, Massachusetts Water &
   Sewer Commission Revenue Bond
   5.250%, 12/01/05(B)                                         475         477
  Massachusetts Bay
   Transportation Authority
   Revenue Bond, Series C
   6.200%, 03/01/10                                         $  925     $ 1,009
  Massachusetts Bay
   Transportation Authority
   Revenue Bond, Series A
   5.500%, 03/01/07                                          1,500       1,504
   5.600%, 03/01/08                                          1,885       1,897
   7.000%, 03/01/10(B)                                       3,000       3,302
  Massachusetts Educational Loan
   Authority Revenue Bond,
   Series A, AMT
   7.450%, 01/01/02                                            915         969
  Massachusetts Municipal
   Wholesale Electric Copower
   Supply System Revenue Bond,
   Series B
   6.750%, 07/01/05                                           1,000       1,099
   6.750%, 07/01/17                                           1,500       1,704
  Massachusetts Municipal
   Wholesale Electric Revenue
   Bond, Series D
   6.000%, 07/01/05                                           1,000       1,046
  Massachusetts State GO
   7.500%, 12/01/07                                             505         583
  Massachusetts State GO,
   Series A
   7.500%, 06/01/04                                           1,500       1,761
   7.625%, 06/01/08                                           1,250       1,461
  Massachusetts State GO,
   Series B
   6.250%, 08/01/01                                           2,150       2,301
   5.500%, 11/01/07                                           1,000       1,013
   6.500%, 08/01/08                                           5,315       5,870
  Massachusetts State GO,
   Series C
   7.000%, 06/01/03(B)                                        1,900       2,104
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond,
   Beth Israel Hospital, Series E
   7.000%, 07/01/14                                             500         531
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond,
   Brigham & Woman's Hospital,
   Issue D
   6.250%, 07/01/01                                             500         528
   6.750%, 07/01/13                                           1,500       1,575

The accompanying notes are an integral part of the financial statements.

                                                                1784 Bond Funds

                                      1784 Massachusetts Tax-exempt Income Fund



--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 MASSACHUSETTS (continued)
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond,
   Brigham & Women's
   Hospital, Series C
   7.125%, 06/01/09                                         $1,000     $ 1,058
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond,
   Children's Hospital, Series E
   6.250%, 10/01/09                                          1,000       1,036
  Massachusetts State Health &
   Educational Facilities Authority
   Revenue Bond, Dana Farber
   Cancer Project, Series G-1
   6.250%, 12/01/09                                          1,175       1,200
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond, Harvard
   University, Series M
   5.750%, 12/01/11                                          1,000       1,029
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond, Jordan
   Hospital, Series B
   6.875%, 10/01/15                                          1,020       1,053
  Massachusetts State Health &
   Educational Facilities
   Authority Revenue Bond,
   New England Deaconess
   Hospital, Series C
   7.200%, 04/01/11                                            830         883
  Massachusetts State Housing
   Financing Agency, Housing
   Projects Revenue Bond, Series A
   6.300%, 10/01/13                                          2,000       2,020
  Massachusetts State Housing
   Financing Agency, Housing
   Revenue Bond, Series 14
   7.700%, 12/01/14(B)                                       2,000       2,103
  Massachusetts State Housing
   Financing Agency, Housing
   Revenue Bond, Series A
   5.850%, 12/01/08(B)                                       1,245       1,262
  Massachusetts State Housing
   Financing Agency, Residential
   Development Revenue Bond,
   Series A
   6.875%, 11/15/11(B)                                      $1,750     $ 1,855
  Massachusetts State Industrial
   Finance Agency Resource
   Recovery Revenue Bond, Refusetech
   Project, Series A
   5.350%, 07/01/00(B)                                       1,000       1,024
   6.150%, 07/01/02                                            900         924
   6.300%, 07/01/05                                          1,000       1,030
  Massachusetts State Industrial
   Finance Agency Revenue Bond,
   Babson College, Series A
   6.375%, 10/01/09(B)                                       1,000       1,061
  Massachusetts State Special
   Obligation Revenue Bond,
   Series A
   5.500%, 06/01/07                                          2,000       2,000
  Massachusetts State Water
   Pollution Abatement Trust
   Revenue Bond, Pooled Loan
   Program, Series 2
   6.125%, 02/01/07                                            730         787
  Massachusetts State Water
   Resource Authority Revenue Bond,
   Series A
   7.250%, 04/01/01                                          2,500       2,791
   5.875%, 11/01/04                                          2,500       2,647
   6.500%, 12/01/19                                          1,500       1,676
  Massachusetts State Water
   Resource Authority Revenue Bond,
   Series C
   6.000%, 12/01/11                                          2,000       2,095
  Nantucket Islands Land Bank,
   Massachusetts GO, Series E
   7.000%, 07/01/05                                          1,505       1,652
  Nantucket, Massachusetts GO
   6.800%, 12/01/11                                          1,425       1,537
  Rockport, Massachusetts GO
   6.800%, 12/15/02(B)                                       1,100       1,202
  Southbridge, Massachusetts GO
   6.375%, 01/01/12(B)                                         500         519

                                                                    (continued)

The accompanying notes are an integral part of the financial statements.

May 31, 1995

STATEMENT OF NET ASSETS


--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 MASSACHUSETTS (continued)
  Woods Hole, Martha's
   Vineyard & Nantucket,
   Massachusetts Steamships
   Revenue Bonds, Series B
   6.400%, 03/01/12                                         $1,000     $ 1,105
  Worcester, Massachusetts GO
  6.250%, 10/01/08(B)                                          430         454
                                                                       -------
                                                                        75,981
                                                                       -------
 PUERTO RICO -- 1.2%
  Commonwealth of Puerto Rico GO,
   Series A
   6.000%, 07/01/06                                          1,000       1,034
                                                                       -------
TOTAL MUNICIPAL BONDS
  (Cost $76,905,002)                                                    78,075
                                                                       -------
CASH EQUIVALENTS -- 0.2%
  Fidelity Tax Exempt Money
   Market Fund
   3.942%, 06/07/95                                             62          62
  Lehman Brothers Institutional
   Tax Free Money Market Fund
   3.935%, 06/07/95                                             62          62
                                                                       -------
TOTAL CASH EQUIVALENTS
  (Cost $123,568)                                                          124
                                                                       -------
REPURCHASE AGREEMENT -- 6.8%
  Lehman Government Securities
   6.125%, dated 05/31/95, matures
   06/01/95, repurchase price
   $5,600,953 (collateralized
   by U.S. Treasury Note, par
   value $5,305,000, 7.50%,
   matures 05/15/02; market
   value $5,715,187)                                                     5,600
                                                                       -------
TOTAL REPURCHASE AGREEMENT
  (Cost $5,600,000)                                                      5,600
                                                                       -------
TOTAL INVESTMENTS -- 102.1%
  (Cost $82,628,570)                                                    83,799
                                                                       -------
TOTAL OTHER ASSETS AND LIABILITIES,
  NET -- (2.1%)                                                         (1,741)
                                                                       -------
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
 authorization -- no par value) based on
 8,288,587 outstanding shares of
 beneficial interest                                                   $82,715
Accumulated Net
 Realized Loss on Investments                                           (1,827)
Net Unrealized Appreciation on
 Investments                                                             1,170
                                                                       -------
TOTAL NET ASSETS: -- 100.0%                                            $82,058
                                                                       =======
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE                                              $9.90
                                                                       =======




-------------------------------------------------------------------------------
(A) Securities are held in connection with a letter of credit issued by a major commercial bank or other financial institution.
(B) Securities are held in connection with bond insurance from AMBAC, FGIC, FSA or MBIA.
    AMBAC -- American Municipal Bond Assurance Company
    AMT -- Alternative Minimum Tax
    FGIC -- Financial Guaranty Insurance Company
    FSA -- Financial Security Assurance
    GO -- General Obligation
    MBIA -- Municipal Bond Investors Assurance

The accompanying notes are an integral part of the financial statements.

May 31, 1995                                                    1784 Bond Funds

STATEMENT OF NET ASSETS


--------------------------------------------------------------------------------
1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

                                     (ART)

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.3%
 GUAM -- 1.6%
  Guam Power Authority
   Revenue Series A
   5.900%, 10/01/08(B)                                      $  500    $    519
                                                                      --------
 PUERTO RICO -- 3.7%
  Puerto Rico Highway &
   Transportation Authority Series V
   6.375%, 07/01/07                                          1,135       1,203
                                                                      --------
 RHODE ISLAND -- 89.0%
  Cumberland, Rhode Island GO
   5.900%, 10/01/06(B)                                         500         524
   6.350%, 12/15/06                                            500         534
  Foster & Gloucester, Rhode Island GO
   6.900%, 09/01/11(B)                                         500         541
  Kent County, Rhode Island Water Authority
   General Revenue Series A
   6.000%, 07/15/08(B)                                         500         518
  Pawtucket, Rhode Island GO
   5.750%, 04/15/08(B)                                         500         509
  Providence, Rhode Island GO
   6.750%, 01/15/07(B)                                      $  500    $    534
   6.750%, 01/15/08(B)                                       1,015       1,085
  Providence, Rhode Island Housing
   Development Barbara Jordan
   Apartments Series A
   6.500%, 07/01/09(B)                                         495         514
  Rhode Island Clean Water
   Finance Agency Safe Drinking
   Water Project Series A
   6.500%, 01/01/09(B)                                         500         539
  Rhode Island Clean Water
   Protection Series A
   6.600%, 10/01/08(B)                                         500         544
   6.750%, 10/01/13(B)                                         500         536
  Rhode Island Convention
   Center Authority Series A
   5.400%, 05/15/08(B)                                         500         495
  Rhode Island Depositors
   Economic Protection
   6.500%, 08/01/07(B)                                         500         547
  Rhode Island Housing &
   Mortgage Finance Authority
   7.700%, 10/01/10                                            500         528
   6.700%, 10/01/15                                          2,000       2,075
   7.000%, 03/01/17(B)                                       2,840       2,876
  Rhode Island Housing &
   Mortgage Finance Authority AMT
   7.500%, 10/01/11(B)                                       1,000       1,038
  Rhode Island Port Authority &
   Economic Development Shepard Building
   Project Series B
   6.500%, 06/01/08(B)                                         500         543
   6.750%, 06/01/15(B)                                         515         553
  Rhode Island State Construction
   Capital Development Loan Series B GO
   6.250%, 05/15/05                                          1,000       1,053
  Rhode Island State Health &
   Educational Building Higher Education
   Facility New England Institute
   5.900%, 03/01/10(B)                                         400         402

The accompanying notes are an integral part of the financial statements.

                                                                1784 Bond Funds

                                       1784 Rhode Island Tax-exempt Income Fund


--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 RHODE ISLAND (continued)
  Rhode Island State Health &
   Educational Building Higher
   Education Facility Roger
   Williams Project
   6.500%, 11/15/08(B)                                      $  500    $    529
   7.000%, 11/15/09(B)                                         545         601
   7.200%, 11/15/14(B)                                       1,500       1,646
   7.750%, 07/01/16                                          1,000       1,041
  Rhode Island State Health &
   Educational Building Higher
   Education Facility Salve
   Regina Project
   6.200%, 03/15/08(B)                                       1,000       1,041
  Rhode Island State Health &
   Educational Building Higher
   Education Facility Kent
   Hospital Project
   7.000%, 07/01/10(B)                                         500         552
  Rhode Island State Health &
   Educational Building Higher
   Education Facility Miriam
   Hospital Project Series A
   7.250%, 04/01/11                                            500         524
  Rhode Island State Industrial
   Facilities
   6.000%, 11/01/14                                          2,850       2,909
  Rhode Island State Industrial
   Facilities AMT
   6.500%, 03/01/14(A)                                         500         490
  Rhode Island State Student
   Loan Series A
   6.550%, 12/01/00(A)                                         500         530
  Rhode Island State Student
   Loan Series B AMT
   6.750%, 12/01/01(A)                                         500         535
   6.850%, 12/01/02(A)                                         500         538
  Villa Excelsior Housing
   Development Series A
   6.650%, 07/01/12(B)                                         495         511
  Warwick, Rhode Island Series A GO
  6.600%, 11/15/06(B)                                          500         541
  Westerly, Rhode Island GO
  5.850%, 09/15/08(B)                                          450         462
                                                                      --------
  Total Rhode Island                                                    28,938
                                                                      --------
TOTAL MUNICIPAL BONDS
  (Cost $29,689,045)                                                    30,660
                                                                      --------
CASH EQUIVALENTS -- 1.7%
  Fidelity Tax Exempt Money
   Market Fund
   3.942%, 06/07/95                                         $  270     $   270
  Lehman Brothers Institutional
   Tax Free Money Market Fund
   3.935%, 06/07/95                                            271         271
                                                                       -------
TOTAL CASH EQUIVALENTS
  (Cost $541,493)                                                          541
                                                                       -------
TOTAL INVESTMENTS -- 96.0%
  (Cost $30,230,538)                                                    31,201
                                                                       -------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- 4.0%                          1,294
                                                                       -------
NET ASSETS:
Capital Shares (unlimited authorization -- no par value)
 based on 3,207,826 outstanding shares of
 beneficial interest                                                    31,713
Accumulated Net Realized Loss on Investments                              (188)
Net Unrealized Appreciation on Investments                                 970
                                                                       -------
TOTAL NET ASSETS: -- 100.0%                                            $32,495
                                                                       =======
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE                                             $10.13
                                                                       =======

-------------------------------------------------------------------------------
(A) Securities are held in connection with a letter of credit issued by a major commercial bank or other financial institution.
(B) Securities are held in connection with bond insurance from AMBAC, Capital Guaranty, Connie Lee, FGIC, FHA, FSA or MBIA.
    AMBAC -- American Municipal Bond Assurance Company
    AMT -- Alternative Minimum Tax
    FGIC -- Financial Guaranty Insurance Company
    FHA -- Financial Housing Authority
    FSA -- Financial Security Assurance
    GO -- General Obligation
    MBIA -- Municipal Bond Investors Assurance

The accompanying notes are an integral part of the financial statements.

May 31, 1995                                                    1784 Bond Funds

STATEMENT OF NET ASSETS


-------------------------------------------------------------------------------
1784 CONNECTICUT TAX-EXEMPTINCOME FUND
-------------------------------------------------------------------------------

                                     (ART)

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.7%
 CONNECTICUT -- 82.8%
  Bridgeport, Connecticut GO
   6.125%, 03/01/05                                         $2,000     $ 2,088
   8.750%, 08/15/05(B)                                         500         631
  Bristol, Connecticut
   Resource Recovery, Solid
   Waste Revenue
   6.500%, 07/01/14                                          3,000       3,105
  Connecticut State Airport Revenue
   Bond, Bradley International Airport
   7.650%, 10/01/12(B)                                       2,000       2,305
  Connecticut State Clean Water
   Funding Revenue Bond
   5.600%, 06/01/09                                            750         756
   7.000%, 01/01/11                                            300         327
  Connecticut State Development Bond
   6.550%, 06/15/09(B)                                         500         549
  Connecticut State Development
   Bond, Duncaster Project
   6.700%, 09/01/07                                          3,050       3,333
  Connecticut State Development
   Bond, Jewish Community Center AMT
   6.400%, 09/01/07(A)                                      $  400     $   428
  Connecticut State Development
   Bond, New England Power Project
   7.250%, 10/15/15                                            500         538
  Connecticut State Development
   Bond, Pfizer Project
   6.550%, 02/15/13                                            250         269
  Connecticut State Development
   Bond, Series A
   6.000%, 11/15/08                                            500         518
  Connecticut State Health &
   Education Facilities Bond,
   Noble Nursing Home
   6.000%, 11/01/09(B)                                       1,000       1,038
  Connecticut State Health &
   Educational Facilities Bond
   5.000%, 07/01/00                                            400         381
  Connecticut State Health &
   Educational Facilities Bond,
   Bridgeport Hospital, Series A
   6.500%, 07/01/05(B)                                         250         276
   6.550%, 07/01/06(B)                                         400         441
   6.500%, 07/01/12(B)                                         500         530
  Connecticut State Health &
   Educational Facilities Bond,
   Choate Rosemary Hall, Series A
   6.800%, 07/01/15(B)                                         750         823
  Connecticut State Health &
   Educational Facilities Bond,
   Danbury Hospital, Series E
   6.500%, 07/01/05(B)                                         500         547
  Connecticut State Health &
   Educational Facilities Bond,
   Highland Nursing Home
   7.050%, 11/01/09(B)                                       1,000       1,125
  Connecticut State Health &
   Educational Facilities Bond,
   Newington Children's
   Hospital, Series A
   5.850%, 07/01/07(B)                                       1,110       1,167
  Connecticut State Health &
   Educational Facilities Bond,
   Sacred Heart University,
   Series A
   6.600%, 07/01/07(A)                                         300         314

                                                                    (continued)

The accompanying notes are an integral part of the financial statements.

May 31, 1995
STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
Description                                               Par (000) Value (000)
-------------------------------------------------------------------------------
 CONNECTICUT (continued)
  Connecticut State Health &
   Educational Facilities Bond,
   University of Hartford,
   Series D
  6.750%, 07/01/12                                         $  250     $   243
  Connecticut State Health &
   Educational Facilities Bond,
   Wadsworth Nursing Home
   7.125%, 11/01/14(B)                                        500         556
  Connecticut State Health Revenue
   Bond, New Britian Hospital
   6.000%, 07/01/09(B)                                        500         519
  Connecticut State Higher Education
   Revenue Bond, Family Education
   Loan Program, Series A AMT
   7.000%, 11/15/05                                           685         732
  Connecticut State Higher Education
   Revenue Bond, Series A
   6.500%, 11/15/00                                           285         298
  Connecticut State Housing Finance
   Bond, Housing Mortgage Finance
   Program, Series B
   7.200%, 11/15/01(A)                                        500         529
   6.050%, 11/15/03                                           500         523
   6.350%, 11/15/06                                           400         419
  Connecticut State Housing Finance
   Bond, Housing Mortgage Finance
   Program, Series B1
   7.550%, 11/15/08                                         1,100       1,192
  Connecticut State Housing Finance
   Bond, Housing Mortgage Finance
   Program, Subseries B1
   6.000%, 05/15/08                                           300         303
  Connecticut State Housing Finance
   Bond, Housing Mortgage Finance
   Project, Series B4 Sub B4
   7.300%, 11/15/03                                         5,500       5,848
  Connecticut State Resource
   Recovery Bond, Bridgeport
   Resources
   7.625%, 01/01/09                                           600         632
  Connecticut State Resource
   Recovery Bond, Greater
   Bridgeport System AMT
   6.750%, 11/15/99                                        $  260     $   277
  Connecticut State Resource
   Recovery Bond, Series A AMT
   7.125%, 11/15/08(A)                                        250         259
   8.000%, 11/15/08                                         1,500       1,658
   8.000%, 11/15/15                                         1,500       1,652
  Connecticut State Resource
   Recovery Bond, Series B
   7.300%, 11/15/12(B)                                        800         847
  Connecticut State Resource
   Recovery Bond, Wallingford
   Resources, Series 1-Sub AMT
   6.700%, 11/15/02                                           800         834
  Connecticut State Special Tax
   Bond, Series A 5.400%, 09/01/09                            500         497
  Connecticut State Special Tax
   Bond, Transportation
   Infrastructure, Series B
   6.100%, 09/01/08(B)                                         500         534
   6.250%, 10/10/09                                            500         526
  Connecticut State, Certificates of
   Participation, Middletown
   Courthouse Facilities Project
   6.250%, 12/15/08(B)                                       1,500       1,586
  Connecticut State, Series A GO
  6.500%, 03/15/07                                            750         811
  Connecticut State, Series C GO
  5.800%, 08/15/08                                          1,500       1,556
  New Haven, Connecticut
   Revenue Bond, Air Right
   Packaging Facility
   6.625%, 12/01/05(B)                                      1,600       1,770
   6.500%, 12/01/15(B)                                      2,000       2,115
  South Central Connecticut
   Regional Water Authority Bond,
   11th Series 5.750%,
   08/01/12(B)                                                500         508
  South Central Connecticut
   Regional Water Authority
   Revenue Bond, 13th Series A
   6.000%, 08/01/09(B)                                        985       1,029
   6.000%, 08/01/10(B)                                      1,045       1,092
                                                                      -------
                                                                       50,834
                                                                      -------

The accompanying notes are an integral part of the financial statements.
                                                                              54

                                                                1784 Bond Funds

                                        1784 Connecticut Tax-exempt Income Fund

--------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
--------------------------------------------------------------------------------
 GUAM -- 3.0%
  Guam Government Limited
   Obligation Highway, Series A
   6.250%, 05/01/07(B)                                      $  750     $   799
  Guam Power Authority
   Revenue Bond, Series A
   5.900%, 10/01/08(B)                                       1,000       1,039
                                                                       -------
                                                                         1,838
                                                                       -------
 PUERTO RICO -- 8.9%
  Puerto Rico Commonwealth, Highway &
   Transportation Revenue Bond, Series X
   5.300%, 07/01/04                                            700         689
  Puerto Rico Industrial, Medical &
   Environmental Revenue Bond,
   Abbott Chemicals Project
   6.500%, 07/01/09                                            500         501
  Puerto Rico Municipal Finance Agency,
   Revenue Bond, Series A
   6.000%, 07/01/09(B)                                       2,650       2,735
  Puerto Rico Telephone Revenue Bond,
   Series L
   5.750%, 01/01/08                                          1,000       1,023
   6.000%, 01/01/12                                            500         509
                                                                       -------
                                                                         5,457
                                                                       -------
TOTAL MUNICIPAL BONDS
  (Cost $55,974,255)                                                    58,129
                                                                       -------
CASH EQUIVALENTS -- 1.2%
  Fidelity Tax Exempt Money
   Market Fund
   3.942%, 06/07/95                                            368         368
  Lehman Brothers Institutional
   Tax Free Money Market Fund
   3.935%, 06/07/95                                            372         372
                                                                       -------
TOTAL CASH EQUIVALENTS
  (Cost $739,804)                                                          740
                                                                       -------
REPURCHASE AGREEMENT -- 3.3%
  Lehman Brothers
   6.125%, dated 05/31/95, matures
   06/01/95, repurchase price $2,000,340
   (collateralized by U.S. Treasury Note,
   par value $1,995,000, 6.125%, matures
   07/31/96; market value $2,040,494)                       $2,000     $ 2,000
                                                                       -------
TOTAL REPURCHASE AGREEMENT
  (Cost $2,000,000)                                                      2,000
                                                                       -------
TOTAL INVESTMENTS -- 99.2%
  (Cost $58,714,059)                                                    60,869
                                                                       -------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- 0.8%                            500
                                                                       -------
NET ASSETS:
Capital Shares (unlimited authorization -- no par
 value) based on 5,975,179 outstanding shares of
 beneficial interest                                                    59,485
Accumulated Net Realized Loss on Investments                              (271)
Net Unrealized Appreciation on Investments                               2,155
                                                                       -------
TOTAL NET ASSETS: -- 100.0%                                            $61,369
                                                                       =======
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE                                                              $10.27
                                                                       =======

-------------------------------------------------------------------------------
(A) Securities are held in connection with a letter of credit issued by a major commercial bank or other financial institution.
(B) Securities are held in connection with bond insurance from AMBAC, CGIC, FGIC, FSA or MBIA.
    AMBAC -- American Municipal Bond Assurance Company
    AMT -- Alternative Minimum Tax
    CGIC -- Capital Guaranty Insurance Company
    FGIC -- Financial Guaranty Insurance Company
    FSA -- Financial Security Assurance
    GO -- General Obligation
    MBIA -- Municipal Bond Investors Assurance

The accompanying notes are an integral part of the financial statements.

For the Year or Period Ended May 31, 1995

STATEMENTS OF OPERATIONS (000)

-------------------------------------------------------------------------------

                                                    U.S. GOVERNMENT
                                         SHORT-TERM   MEDIUM-TERM
                                         INCOME (1)     INCOME      INCOME (1)
                                         ========== =============== ==========
INTEREST INCOME:                           $1,948       $ 7,966      $11,330
                                         ---------- --------------- ----------
EXPENSES:
 Investment Advisory Fees                     144           837        1,109
 Waiver of Investment Advisory Fees           (58)         (158)        (588)
 Reimbursement of Expenses by Adviser         (15)          (77)         (77)
 Administrator Fees                            32           130          170
 Waiver of Administrator Fees                 (32)           --           --
 12b-1 Fees                                    72           294          361
 Waiver of 12b-1 Fees                         (72)         (294)        (361)
 Registration Fees                             19            20           60
 Transfer Agent Fees & Expenses                48            58           53
 Waiver of Transfer Agent Fees                (46)           --           --
 Professional Fees                              6            21           24
 Fund Accounting Fees                          28            30           26
 Waiver of Fund Accounting Fees                (5)           (6)          --
 Custodian Fees                                 4            13           15
 Printing                                       4            16           16
 Amortization of Deferred Organizational
  Costs                                         2            12            2
 Trustee Fees                                   1             4            6
 Other Expenses                                 5             5            7
                                         ---------- --------------- ----------
  Total Expenses, Net                         137           905          823
                                         ---------- --------------- ----------
Net Investment Income                       1,811         7,061       10,507
                                         ---------- --------------- ----------
Net Realized Gain (Loss) on Investments        28        (4,071)        (996)
Net Unrealized Appreciation on
 Investments                                  826         7,084        9,287
                                         ---------- --------------- ----------
Net Realized and Unrealized Gain
 on Investments                               854         3,013        8,291
                                         ---------- --------------- ----------
Net Increase in Net Assets
 Resulting from Operations                 $2,665       $10,074      $18,798
                                         ========== =============== ==========


(1)The Short Term Income and Income Funds commenced operations on July 1, 1994.
(2)The Connecticut Tax-Exempt Income and Rhode Island Tax-Exempt Income Funds commenced operations on August 1, 1994.
   Amounts designated as "--" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

                                                                1784 Bond Funds
-------------------------------------------------------------------------------

 TAX-EXEMPT          MASSACHUSETTS                 RHODE ISLAND                 CONNECTICUT
 MEDIUM-TERM          TAX-EXEMPT                    TAX-EXEMPT                  TAX-EXEMPT
   INCOME               INCOME                      INCOME (2)                  INCOME (2)
 ===========         =============                 ============                 ===========
   $ 5,839              $3,466                        $1,351                      $2,425
 -----------         -------------                 ------------                 -----------
       742                 448                           164                         301
      (140)                (85)                          (87)                       (163)
       (68)                (79)                          (22)                         (1)
       113                  69                            25                          46
        --                  (9)                          (25)                        (46)
       251                 151                            55                         102
      (251)               (151)                          (55)                       (102)
        29                  14                            19                          22
        53                  55                            45                          45
        --                  --                           (42)                        (42)
        13                  12                             6                           9
        28                  30                            25                          25
        (6)                 (6)                           (4)                         (4)
        10                   7                             3                           6
         9                   8                             4                           7
        12                  12                             2                           2
         3                   3                             2                           2
         2                   5                             4                           4
 -----------         -------------                 ------------                 -----------
       800                 484                           119                         213
 -----------         -------------                 ------------                 -----------
     5,039               2,982                         1,232                       2,212
 -----------         -------------                 ------------                 -----------
       777              (1,525)                         (188)                       (271)
     7,776               3,348                           970                       2,155
 -----------         -------------                 ------------                 -----------
     8,553               1,823                           782                       1,884
 -----------         -------------                 ------------                 -----------
   $13,592              $4,805                        $2,014                      $4,096
 ===========         =============                 ============                 ===========

For The Periods Ended May 31
STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------

                                                U.S. GOVERNMENT
                                   SHORT-TERM     MEDIUM-TERM
                                     INCOME         INCOME           INCOME
                                   ========== ==================== ==========
                                   7/1/94 (3)  6/1/94   6/7/93 (1) 7/1/94 (3)
                                       to        to         to         to
                                    5/31/95   5/31/95    5/31/94    5/31/95
                                   ---------- --------  ---------- ----------
INVESTMENT ACTIVITIES:
 Net Investment Income              $  1,811  $  7,061   $  5,051   $ 10,507
 Net Realized Gain (Loss) on
  Investments Sold                        28    (4,071)    (1,907)      (996)
 Net Unrealized Appreciation
  (Depreciation)
  on Investment Securities               826     7,084     (4,712)     9,287
                                   ---------- --------  ---------- ----------
Net Increase in Net Assets
 Resulting from Operations             2,665    10,074     (1,568)    18,798
                                   ---------- --------  ---------- ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net Investment Income                (1,811)   (7,061)    (5,051)   (10,507)
                                   ---------- --------  ---------- ----------
  Total Distributions                 (1,811)   (7,061)    (5,051)   (10,507)
CAPITAL SHARE TRANSACTIONS:
 Shares Issued                        62,624    67,712    123,752    203,201
 Shares Issued in Lieu of Cash
  Distributions                          701     1,160        740        502
 Shares Redeemed                     (11,598)  (34,191)   (25,486)   (15,479)
                                   ---------- --------  ---------- ----------
Increase in Net Assets from Share
 Transactions                         51,727    34,681     99,006    188,224
                                   ---------- --------  ---------- ----------
 Total Increase in Net Assets         52,581    37,694     92,387    196,515
NET ASSETS:
 Beginning of Period                      --    92,387         --         --
                                   ---------- --------  ---------- ----------
NET ASSETS:
 End of Period                      $ 52,581  $130,081   $ 92,387   $196,515
                                   ========== ========  ========== ==========
CAPITAL SHARES TRANSACTIONS:
 Shares Issued                         6,309     7,316     12,385     20,419
 Shares Issued in Lieu of Cash
  Distributions                           71       126         75         51
 Shares Redeemed                      (1,170)  (3,711)     (2,592)    (1,562)
                                   ---------- --------  ---------- ----------
Net Increase in Capital
 Shares Transactions                   5,210     3,731      9,868     18,908
                                   ========== ========  ========== ==========

(1)The U.S. Government Medium-Term Income Fund commenced operations on June 7, 1993.
(2)The Tax-Exempt Medium-Term Income and Massachusetts Tax-Exempt Income Funds commenced operations on June 14, 1993.
(3)The Short-Term Income and Income Funds commenced operations on July 1,
   1994.
(4)The Connecticut Tax-Exempt Income and Rhode Island Tax-Exempt Income Funds commenced operations on August 1, 1994.
   Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
                                                                              58

                                                                1784 Bond Funds


-------------------------------------------------------------------------------


       TAX-EXEMPT               MASSACHUSETTS        RHODE ISLAND   CONNECTICUT
       MEDIUM-TERM               TAX-EXEMPT           TAX-EXEMPT    TAX-EXEMPT
          INCOME                    INCOME              INCOME        INCOME
 ========================  ========================  ============   ===========
  6/1/94     6/14/93 (2)    6/1/94     6/14/93 (2)    8/1/94 (4)    8/1/94 (4)
    to           to           to           to             to            to
 5/31/95       5/31/94     5/31/95       5/31/94       5/31/95        5/31/95
 --------    -----------   --------    -----------   ------------   -----------
 $  5,039     $  1,393     $  2,982     $  1,787       $ 1,232        $ 2,212
      777         (354)      (1,525)        (302)         (188)          (271)
    7,776         (770)       3,348       (2,178)          970          2,155
 --------    -----------   --------    -----------   ------------   -----------
   13,592          269        4,805         (693)        2,014          4,096
 --------    -----------   --------    -----------   ------------   -----------
   (5,039)      (1,393)      (2,982)      (1,787)       (1,232)        (2,212)
 --------    -----------   --------    -----------   ------------   -----------
   (5,039)      (1,393)      (2,982)      (1,787)       (1,232)        (2,212)
  164,271       62,863       52,814       73,456        35,663         67,123
      327          221          677          601            12             83
  (33,171)     (25,595)     (22,918)     (21,915)       (3,962)        (7,721)
 --------    -----------   --------    -----------   ------------   -----------
  131,427       37,489       30,573       52,142        31,713         59,485
 --------    -----------   --------    -----------   ------------   -----------
  139,980       36,365       32,396       49,662        32,495         61,369
   36,365           --       49,662           --            --             --
 --------    -----------   --------    -----------   ------------   -----------
 $176,345     $ 36,365     $ 82,058     $ 49,662       $32,495        $61,369
 ========    ===========   ========    ===========   ============   ===========
   17,066        6,177        5,541        7,168         3,612          6,749
       33           22           70           59             1              8
   (3,381)      (2,524)      (2,386)      (2,164)         (405)          (782)
 --------    -----------   --------    -----------   ------------   -----------
   13,718        3,675        3,225        5,063         3,208          5,975
 ========    ===========   ========    ===========   ============   ===========

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
For a Share Outstanding Throughout each Period

                              Net                                                                    Net                  Ratio
                             Asset                Realized and    Dividends      Net               Assets      Ratio      of Net
                             Value      Net        Unrealized      from Net  Asset Value             End    of Expenses   Income
                           Beginning Investment Gains or (Losses) Investment     End      Total   of Period to Average  to Average
                           of Period   Income    on Investments     Income    of Period   Return    (000)   Net Assets  Net Assets
                           --------- ---------- ----------------- ---------- ----------- -------- --------- ----------- ----------
SHORT-TERM
INCOME (3)
====================
For the period ended
 May 31, 1995               $10.00      0.56           0.09         (0.56)     $10.09     6.74 %*  $52,581     0.48%       6.31%

U.S. GOVERNMENT
MEDIUM-TERM
INCOME
====================
For the year ended
 May 31, 1995               $ 9.36      0.58           0.21         (0.58)     $ 9.57      8.79 % $130,081     0.80%       6.24%
For the period ended
 May 31, 1994(1)            $10.00      0.59          (0.64)        (0.59)     $ 9.36    (0.65)%* $ 92,387     0.31%       6.08%

INCOME (3)
====================
For the period ended
 May 31, 1995               $10.00      0.62           0.39         (0.62)     $10.39    10.69 %* $196,515     0.55%       7.01%

TAX-EXEMPT
MEDIUM-TERM
INCOME
====================
For the year ended
 May 31, 1995               $ 9.90      0.48           0.24         (0.48)     $10.14      7.58 % $176,345     0.80%       5.02%
For the period ended
 May 31, 1994 (2)           $10.00      0.49          (0.10)        (0.49)     $ 9.90     3.93 %* $ 36,365     0.32%       5.06%

MASSACHUSETTS
TAX-EXEMPT
INCOME
====================
For the year ended
 May 31, 1995               $ 9.81      0.47           0.09         (0.47)     $ 9.90      6.00 % $ 82,058     0.80%       4.93%
For the period ended
 May 31, 1994 (2)           $10.00      0.50          (0.19)        (0.50)     $ 9.81     3.04 %* $ 49,662     0.33%       5.10%

                            Ratio     Ratio of
                         of Expenses Net Income
                         to Average  to Average
                         Net Assets  Net Assets Portfolio
                         (Excluding  (Excluding Turnover
                          Waivers)    Waivers)    Rate
                         ----------- ---------- ---------
SHORT-TERM
INCOME (3)
====================
For the period ended
 May 31, 1995               1.27%       5.52%     84.54%

U.S. GOVERNMENT
MEDIUM-TERM
INCOME
====================
For the year ended
 May 31, 1995               1.27%       5.77%    142.14%
For the period ended
 May 31, 1994(1)            1.35%       5.04%    144.77%

INCOME (3)
====================
For the period ended
 May 31, 1995               1.23%       6.33%     80.53%

TAX-EXEMPT
MEDIUM-TERM
INCOME
====================
For the year ended
 May 31, 1995               1.26%       4.56%     74.74%
For the period ended
 May 31, 1994 (2)           1.61%       3.77%     98.83%

MASSACHUSETTS
TAX-EXEMPT
INCOME
====================
For the year ended
 May 31, 1995               1.35%       4.38%     34.59%
For the period ended
 May 31, 1994 (2)           1.41%       4.02%     13.99%

  *Returns are for the period indicated and have not been annualized.
(1)The U.S. Government Medium-Term Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(2)The Tax-Exempt Medium-Term Income and Massachusetts Tax-Exempt Medium Term Income Funds commenced operations on June 14, 1993. All ratios for the period have been annualized.
(3)The Short-Term Income and Income Funds commenced operations on July 1, 1994. All ratios for the period have been annualized.
(4)The Connecticut Tax-Exempt Income and Rhode Island Tax-Exempt Income Funds commenced operations on August 1, 1994. All ratios for the period have been annualized.

   The accompanying notes are an integral part of the financial statements.

                                                                1784 Bond Funds
 56
-------------------------------------------------------------------------------


                         Net                                                                   Net                  Ratio
                        Asset                Realized and    Dividends      Net              Assets      Ratio      of Net
                        Value      Net        Unrealized      from Net  Asset Value            End    of Expenses   Income
                      Beginning Investment Gains or (Losses) Investment     End     Total   of Period to Average  to Average
                      of Period   Income    on Investments     Income    of Period  Return    (000)   Net Assets  Net Assets
                      --------- ---------- ----------------- ---------- ----------- ------  --------- ----------- ----------
RHODE ISLAND
TAX-EXEMPT
INCOME (4)
------------------
------------------
For the period ended
 May 31, 1995         $10.00      0.45          0.13          (0.45)     $10.13     6.09%*  $32,495     0.54%       5.56%
CONNECTICUT
TAX-EXEMPT
INCOME (4)
------------------
------------------
For the period ended
 May 31, 1995         $10.00      0.45          0.27          (0.45)     $10.27     7.45%*  $61,369     0.52%       5.44%
                               Ratio           Ratio of
                            of Expenses       Net Income
                            to Average        to Average
                            Net Assets        Net Assets Portfolio
                            (Excluding        (Excluding Turnover
                             Waivers)         Waivers)    Rate
                            -----------       ---------- ---------
RHODE ISLAND
TAX-EXEMPT
INCOME (4)
------------------
------------------
For the period ended
 May 31, 1995                  1.60%          4.50%     57.51%
CONNECTICUT
TAX-EXEMPT
INCOME (4)
------------------
------------------
For the period ended
 May 31, 1995                  1.40%          4.56%     35.56%

                                                                              61

May 31, 1995

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
===============================================================================

  The 1784 Short-Term Income, 1784 U.S. Government Medium-Term Income, 1784 Income, 1784 Tax-Exempt Medium-Term Income, 1784 Massachusetts Tax-Exempt In-come, 1784 Rhode Island Tax-Exempt Income and 1784 Connecticut Tax-Exempt In-come Funds (the "Bond Funds") are portfolios of the 1784 Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is presently authorized to offer shares in 13 sep-arate portfolios (the "Funds"):

MONEY MARKET FUNDS:                       STOCK FUNDS:

1784 U.S. Treasury Money Market Fund      1784 Growth and Income Fund
1784 Tax-Free Money Market Fund           1784 Asset Allocation Fund
1784 Institutional U.S. Treasury Money    1784 International Equity Fund
     Market Fund

BOND FUNDS:

1784 Short-Term Income Fund
1784 U.S. Government Medium-Term Income Fund
1784 Income Fund
1784 Tax-Exempt Medium-Term Income Fund
1784 Massachusetts Tax-Exempt Income Fund
1784 Rhode Island Tax-Exempt Income Fund
1784 Connecticut Tax-Exempt Income Fund

  The financial statements included on pages 36 to 67 are for the Bond Funds. The financial statements of the U.S. Treasury Money Market and Tax-Free Money Market Funds are included on pages 21 to 35. The financial statements of the Stock Funds are included on pages 68 to 84. The financial statements of the Institutional U.S. Treasury Money Market Fund are not presented herein, but are presented separately. The assets of each Fund are segregated, and a share-holder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
===============================================================================

  The following is a summary of significant accounting policies followed by the Bond Funds.

Security Valuation -- Investment securities of the Bond Funds which are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such se-curities on each business day. If there is no such reported sale, these secu-rities and unlisted securities for which market quotations are readily avail-able are valued at the most recent bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Un-

                                                                1784 BOND FUNDS
der this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Security Transactions and Investment Income -- Security transactions are ac-counted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and am-ortization of the purchase discounts and premiums during the respective hold-ing period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis.

Repurchase Agreements -- Securities pledged as collateral for Repurchase Agreements are held by each Fund's custodian bank until maturity of the Repur-chase Agreements. Provisions of the Agreements and procedures adopted by the Adviser are intended to ensure that the market value of the collateral, in-cluding accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral de-clines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

Expenses -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

Distributions to Shareholders -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

Federal Income Taxes -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Organization Costs -- These costs have been deferred in the accounts of the Funds and are being amortized on a straight-line basis over a period of sixty months commencing with operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamor-tized organization cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

3. INVESTMENT ADVISORY, CUSTODIAL AND ACCOUNTING SERVICES
===============================================================================

   Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by The First National Bank of Bos-ton (the "Adviser"). The Adviser is entitled

                                                                    (continued)
to receive a fee of 0.74% of the average daily net assets of the U.S. Govern-ment Medium-Term Income, Tax-Exempt Medium-Term Income, Massachusetts Tax-Ex-empt Income, Connecticut Tax-Exempt Income and Rhode Island Tax-Exempt Income Funds and 0.50% of the average daily net assets of the Short Term Income Fund. Such fee is computed daily and paid monthly.
  The Trust and The First National Bank of Boston (the "Custodian") are par-ties to a custodial agreement dated June 1, 1993 under which the Custodian holds cash, securities and other assets of the Trust as required by the In-vestment Company Act of 1940. The Custodian is entitled to receive an annual fee, to be paid monthly, of 0.01% for the first $100 million in assets, 0.0075% for the next $100 million and 0.005% for the next $800 million in as-sets. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.
  Under a separate agreement, The First National Bank of Boston also provides certain accounting services for the Trust and is entitled to receive a fee for these services of $30,000 per Fund on an annual basis.
  The First National Bank of Boston voluntarily waives a portion of its advi-sory, custody and accounting fees. In addition, The First National Bank of Boston reimburses certain other expenses incurred by the Funds in order to help the Funds maintain a competitive expense ratio.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
===============================================================================

  Pursuant to an administrative agreement dated June 7, 1993, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Such fee is computed daily and paid monthly. The Administrator has agreed to waive its fee in the 1784 Short-Term Income, 1784 Connecticut Tax-Exempt Income and 1784 Rhode Island Tax-Exempt Income Funds in order to help the fund maintain a competitive ex-pense ratio.
  Pursuant to an agreement dated June 1, 1993, SEI acts as the Transfer Agent of the Trust. As such, SEI provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.
  SEI Financial Services Company ("SFS"), a wholly owned subsidiary of SEI, acts as the Trust's Distributor pursuant to a distribution agreement dated June 1, 1993. The Distributor is entitled to receive a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Trust. The Distributor has agreed to waive the 12b-1 fee until at least October 1, 1995.
  Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.
  The Funds have paid legal fees to a law firm of which the Secretary of the Trust is a member.

                                                                1784 Bond Funds
5. INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended May 31, 1995, are as presented below for the Bond Funds. At May 31, 1995 the 1784 U.S. Govern-ment Medium-Term Income Fund, the 1784 Income Fund, the 1784 Massachusetts Tax-Exempt Income Fund, the 1784 Rhode Island Tax-Exempt Income Fund and the 1784 Connecticut Tax-Exempt Income Fund had capital loss carryforwards for federal tax purposes of approximately $5,978,000, $594,000, $926,000, $87,000 and $181,000, respectively, resulting from security sales. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. The carryforward for the 1784 U.S. Gov-ernment Medium-Term Income Fund expires as follows: 2002--$68,000; 2003-- $5,910,000. The carryforwards for the 1784 Massachusetts Tax-Exempt Income, the 1784 Rhode Island Tax-Exempt Income and the 1784 Connecticut Tax-Exempt Income Funds expire in 2003. On May 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial re-porting purposes.
-------------------------------------------------------------------------------

FUND INVESTMENT                                          TAX-
TRANSACTIONS (000):                                     EXEMPT
                      SHORT-                           MEDIUM-
                       TERM   U.S. GOVERNMENT            TERM   MASSACHUSETTS RHODE ISLAND CONNECTICUT
FOR THE YEAR OR       INCOME    MEDIUM-TERM    INCOME   INCOME   TAX-EXEMPT    TAX-EXEMPT  TAX-EXEMPT
PERIOD                 FUND     INCOME FUND     FUND     FUND    INCOME FUND  INCOME FUND  INCOME FUND
ENDED MAY 31, 1995    ======= =============== ======== ======== ============= ============ ===========
Purchases
 U.S. Government
  Securities          $14,547    $110,260     $128,233 $    --     $   --       $   --       $   --
 Other                 50,419      73,087      177,660  184,134     18,891       40,711       72,205
Sales
 U.S. Government
  Securities            8,787      92,184       56,785      --         --           --           --
 Other                 13,554      53,741       70,421   57,936     50,507       13,653       15,835
Aggregate gross
 unrealized gains         844       2,874        9,294    7,229      1,605          992        2,176
Aggregate gross
 unrealized losses         18         502            7      223        435           22           21
                      ------- --------------- -------- -------- ------------- ------------ -----------
Net unrealized gains  $   826    $  2,372     $  9,287 $  7,006    $ 1,170      $   970      $ 2,155

-------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  The 1784 Tax-Exempt Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund 1784 Connecticut Tax-Exempt Income Fund and 1784 Rhode Island Tax-Exempt Income Fund invest in debt instruments of municipal issuers. The is-suers' ability to meet their obligations may be affected by
                                                                    (continued)
                                                                              65
economic developments in a specific state or region. The 1784 Massachusetts Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund and 1784 Rhode Island Tax-Exempt Income Fund each invest primarily in obligations of munici-palities located in Massachusetts, Connecticut and Rhode Island, respectively.
  The Bond Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At May 31, 1995, the percentage of portfolio investments by each reve-nue source was as follows:

                         TAX-EXEMPT  MASSACHUSETTS RHODE ISLAND CONNECTICUT
                         MEDIUM TERM  TAX-EXEMPT    TAX-EXEMPT  TAX-EXEMPT
                           INCOME       INCOME        INCOME      INCOME
                         =========== ============= ============ ===========
 Cash Equivalents             6%           7%            2%          5%
 Education Bonds              3%           3%           15%          2%
 General Obligation          34%          37%           17%          9%
 Hospital Bonds               8%           9%            7%         17%
 Housing Bonds                6%           9%           21%         15%
 Industrial
  Development/Pollution
  Control Bonds               8%          13%           14%         13%
 Other Revenue Bonds         11%           3%           10%         18%
 Transportation Bonds         4%          13%            4%          8%
 Utility Bonds                8%           5%            2%          4%
 Alternative Minimum Tax
  Bonds                      12%           1%            8%          9%
                         ----------- ------------- ------------ -----------
  Total                     100%         100%          100%        100%

  Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obliga-tion. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obliga-tions. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At May 31, 1995, 28.9%, 28.5%, 58.8% and 40.7% of investments held by the 1784 Tax-Exempt Income, 1784 Massachusetts Tax-Exempt Income, 1784 Rhode Island Tax-Exempt Income and 1784 Connecticut Tax-Exempt Income Funds, respectively, had credit enhancements. In the 1784 Massachusetts Tax-Exempt Income Fund 8.8% were issued by American Municipal Bond Assurance Company. In the 1784 Rhode Island Tax-Exempt Income Fund 8.1% were issued by American Mu-nicipal Bond Assurance Company and 8.1% were issued by Municipal Bond Invest-ors Assurance. In the 1784 Connecticut Tax-Exempt Income Fund 17.6% were is-sued by Municipal Bond Investors Assurance and 6.9% were issued by American Municipal Bond Assurance Company.

                                                                1784 Bond Funds

  The ratings of long-term debt holdings as a percentage of total value of in-vestments at May 31, 1995 are as follows:

              SHORT-
STANDARD &     TERM  U.S. GOVERNMENT        TAX-EXEMPT  MASSACHUSETTS RHODE ISLAND CONNECTICUT
POOR'S        INCOME   MEDIUM-TERM   INCOME MEDIUM-TERM  TAX-EXEMPT    TAX-EXEMPT  TAX-EXEMPT
RATINGS        FUND    INCOME FUND    FUND  INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
(UNAUDITED):  ====== =============== ====== =========== ============= ============ ===========
AAA             37%         91%        52%       38%          31%          55%          45%
AA+             --          --          1%        2%          --           11%           1%
AA               4%         --          2%       19%           1%           9           15%
AA-              4%         --          4%        4%           2%           3           13%
A+               8%         --          4%        3%          36%          --            3%
A               23%         --         14%       10%          15%           5%           5%
A-              13%         --         12%       13%           2%          --            1%
BBB+             2%         --          6%        4%           5%          --           --
BBB             --          --          3%        1%           2%           3%          --
BBB-            --          --         --        --           --           --            1%
Not Rated        9%          9%         2%        6%           6%          14%          16%
              ------ --------------- ------ ----------- ------------- ------------ -----------
               100%        100%       100%      100%         100%         100%         100%

7. LINE OF CREDIT
================================================================================
  The Funds have a bank line of credit. Borrowings under the line of credit are secured by investment securities of the borrowing Fund, which may not ex-ceed 10% of the Fund's total assets for the 1784 U.S. Government Medium-Term Income Fund, the 1784 Tax-Exempt Medium-Term Income Fund and the 1784 Massa-chusetts Tax-Exempt Income Fund, and 15% of the Fund's total assets for the 1784 Short-Term Income Fund, the 1784 Income Fund, the 1784 Connecticut Tax-Exempt Income Fund and the 1784 Rhode Island Tax-Exempt Income Fund. No borrowings were outstanding for the period ended May 31, 1995.

May 31, 1995

STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
1784 GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

                                     (ART)
% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
 BASIC INDUSTRIES -- 10.0%
  AB Asea ADR(A)                                             30,000  $   2,543
  AK Steel Holding                                           65,000      1,771
  Bemis                                                      80,000      2,280
  Cyprus Amax Minerals                                       70,000      1,855
  Du Pont, E I De Nemours                                    50,000      3,394
  International Paper                                        24,312      1,912
  Newmont Mining                                             50,000      2,088
  Nucor                                                      75,000      3,579
  T.J. International                                         60,000      1,020
  Willamette Industries                                      50,000      2,513
                                                                     ---------
                                                                        22,955
                                                                     ---------
 BEVERAGES -- 3.0%
  Coca Cola                                                  79,056      4,891
  Tsingtao Brewery, Series H                              5,000,000      2,069
                                                                     ---------
                                                                         6,960
                                                                     ---------
 CAPITAL GOODS/MACHINERY CONSTRUCTION -- 7.2%
  Easco                                                      95,000      1,413
  Fluor                                                      50,000      2,475
  General Electric                                           40,000      2,320
  Giddings & Lewis                                           80,000      1,390
  Hardinge                                                  100,000      1,994
  IHC Caland(A)                                             100,000      2,675
  Nordson                                                    74,961      4,235
                                                                     ---------
                                                                        16,502
                                                                     ---------
 CONSUMER DURABLES -- 3.3%
  AB Electrolux ADR(A)                                       25,000  $   1,163
  Newell                                                    100,000      2,487
  Rentokil Group                                            400,000      1,670
  Sealed Air(A)                                              50,000      2,231
                                                                     ---------
                                                                         7,551
                                                                     ---------
 CONSUMER NON-DURABLES/ WHOLESALE TRADE -- 1.0%
  Gillette                                                   28,221      2,381
                                                                     ---------
 ENERGY -- 9.2%
  Amerada Hess                                               35,000      1,776
  Arakis Energy Common                                      100,000      1,263
  Atlantic Richfield                                         35,000      4,064
  Box Energy(A)                                              75,000        675
  Exxon                                                      50,000      3,569
  Royal Dutch Petroleum ADR                                  22,592      2,864
  Schlumberger                                               75,000      4,874
  Texaco                                                     27,184      1,862
                                                                     ---------
                                                                        20,947
                                                                     ---------
 ENTERTAINMENT -- 2.7%
  Disney, Walt                                               90,000      5,006
  Gaylord Entertainment                                      50,000      1,168
                                                                     ---------
                                                                         6,174
                                                                     ---------
 FINANCIAL -- 8.2%
  American International Group                               23,796      2,707
  Camden Property Trust                                      42,000        961
  Equity Inns                                                95,000      1,021
  Felcor Suite Hotels                                       140,000      3,535
  MBNA                                                       50,000      1,688
  Mid-America Apartment Communities                          75,000      1,884
  RFS Hotel Investments                                     281,000      4,232
  Storage USA                                                50,000      1,419
  Winston Hotels                                            150,000      1,425
                                                                     ---------
                                                                        18,872
                                                                     ---------
 HEALTH CARE -- 7.5%
  Abbott Laboratories(A)                                     84,633      3,384
  Biogen                                                     20,000        830
  Genentech(A)                                               20,000        970
  Medtronic                                                  20,000      1,505
  Merck                                                      60,000      2,828
  Pyxis(A)                                                  120,000      2,895
  Roche Holdings ADR                                         50,000      3,077
  Value Health(A)                                            50,000      1,613
                                                                     ---------
                                                                        17,102
                                                                     ---------

The accompanying notes are an integral part of the financial statements.

                                                               1784 Stock Funds

                                                    1784 Growth and Income Fund

--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
 MERCHANDISE STORES -- 10.9%
  Ava Alg Handels Verbrauchen                                 3,500 $    1,395
  Bed Bath & Beyond(A)                                      225,000      5,231
  Home Depot                                                142,300      5,923
  Hornbach Holdings                                           6,000      7,261
  Wal Mart Stores                                           209,802      5,245
                                                                    ----------
                                                                        25,055
                                                                    ----------
 MISCELLANEOUS CONSUMER SERVICES -- 1.2%
  Cintas(A)                                                  30,000      1,035
  Loewen Group                                               50,000      1,656
                                                                    ----------
                                                                         2,691
                                                                    ----------
 RESTAURANTS -- 8.0%
  Brinker International                                      50,000        844
  Cooker Restaurant(A)                                       91,800        792
  Lone Star Steakhouse & Saloon(A)                          220,000      6,903
  Outback Steakhouse(A)                                      70,000      2,091
  Papa John's International(A)                               75,000      2,559
  Wetherspoon                                               600,000      5,015
                                                                    ----------
                                                                        18,204
                                                                    ----------
 TECHNOLOGY -- 17.8%
  Bay Networks(A)                                            86,250      3,148
  Cambridge Technology Partners(A)                           50,000      1,613
  Intel                                                      50,000      5,613
  Microsoft(A)                                               55,000      4,658
  Motorola                                                   50,245      3,008
  Nokia ADR(A)                                               40,000      1,860
  Oracle System(A)                                           50,000      1,738
  Sap AG                                                     11,325     13,418
  Silicon Graphics(A)                                        30,000      1,166
  Texas Instrument                                           40,000      4,625
                                                                    ----------
                                                                        40,847
                                                                    ----------
 UTILITIES -- 4.3%
  AT&T                                                       75,000      3,806
  GN Store Nord(A)                                           25,000      1,993
  Paging Network(A)                                          42,222      1,172
  Vodafone Group                                             85,000      2,858
                                                                    ----------
                                                                         9,829
                                                                    ----------
TOTAL COMMON STOCK
  (Cost $178,104,832)                                                  216,070
                                                                    ----------


--------------------------------------------------------------------------------
Description                                         Shares/Par (000) Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
  Lehman Government Securities
   6.125%, dated 05/31/95, matures
   06/01/95, repurchase price $9,001,531
   (collateralized by U.S. Treasury Note,
   par value $9,230,000, 3.875%, matures
   10/31/95; market value $9,182,228)                    $9,000       $  9,000
                                                                      --------
TOTAL REPURCHASE AGREEMENT
  (Cost $9,000,000)                                                      9,000
                                                                      --------
CASH EQUIVALENTS -- 0.2%
  Dreyfus U.S. Government Securities
   Money Market Fund 6.064%, 06/07/95                       195            195
  Lehman Brothers Institutional Government
   Obligations Money Market Fund 6.146%, 06/07/95           195            195
                                                                      --------
TOTAL CASH EQUIVALENTS
  (Cost $390,464)                                                          390
                                                                      --------
TOTAL INVESTMENTS -- 98.4%
  (Cost $188,638,627)                                                  225,460
                                                                      --------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- 1.6%                          3,740
                                                                      --------
NET ASSETS:
Capital Shares (unlimited authorization--no par value)
 based on 18,846,936 outstanding shares
 of beneficial interest                                                193,728
Accumulated Net Realized Loss on Investments                            (1,839)
Net Unrealized Appreciation on Investments                              36,822
Undistributed Net Investment Income                                        489
                                                                      --------
TOTAL NET ASSETS: -- 100.0%                                           $229,200
                                                                      ========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE                                             $12.16
                                                                      ========

-------------------------------------------------------------------------------
(A) Non-income producing security.
    ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

May 31, 1995

STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
1784 ASSET ALLOCATION
-------------------------------------------------------------------------------


                                     (ART)




% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 55.3%
 AUTOMOTIVE -- 1.6%
   Ford Motor                                                 4,800    $    140
                                                                       --------
 BASIC INDUSTRIES -- 4.7%
   Du Pont, EI De Nemours                                     2,800         189
   Nucor(A)                                                   2,000          96
   Willamette Industries                                      2,400         121
                                                                       --------
                                                                            406
                                                                       --------
 BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 2.4%
   Capital Cities ABC(A)                                      2,100         203
                                                                       --------
 CAPITAL GOODS/MACHINERY
   CONSTRUCTION -- 4.1%
   Fluor(A)                                                   2,500         124
   General Electric(A)                                        4,000         232
                                                                       --------
                                                                            356
                                                                       --------
 CONSUMER NON-DURABLE -- 9.2%
   Nestle ADR                                                 4,000         207
   Pepsico(A)                                                 4,000         196
   Philip Morris(A)                                           2,600         189
   Sysco(A)                                                   7,500         203
                                                                       --------
                                                                            795
                                                                       --------
 ENERGY -- 8.1%
   Exxon                                                      2,500         179
   Royal Dutch Petroleum ADR                                  1,400         177
   Schlumberger LTD                                           2,600         169
   Texaco                                                     2,500         171
                                                                       --------
                                                                            696
                                                                       --------
 FINANCIAL -- 7.8%
   American International Group                               1,800         205
   Bankamerica                                                2,800         146
   Federal National Mortgage
     Association(A)                                           2,000         186
   Wachovia                                                   3,600         136
                                                                       --------
                                                                            673
                                                                       --------
 HEALTH CARE -- 6.4%
   Abbott Laboratories(A)                                     4,800         191
   Bristol-Myers Squibb(A)                                    2,600         173
   Merck(A)                                                   4,000         189
                                                                       --------
                                                                            553
                                                                       --------
 TECHNOLOGY -- 5.7%
   Ericsson LTD                                               1,800         132
   Raytheon(A)                                                2,800         217
   Thermo Electron(A)                                         4,000         144
                                                                       --------
                                                                            493
                                                                       --------
 TRANSPORTATION & RAILROADS -- 3.3%
   CSX                                                        2,000         153
   Union Pacific(A)                                           2,400         133
                                                                       --------
                                                                            286
                                                                       --------
 UTILITIES -- 2.0%
   AT&T Corporation(A)                                        3,400         173
                                                                       --------
TOTAL COMMON STOCK
  (Cost $4,132,636)                                                       4,774
                                                                       --------

The accompanying notes are an integral part of the financial statements.

                                                               1784 Stock Funds
                                                          1784 Asset Allocation

--------------------------------------------------------------------------------
Description                                               Par (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 17.2%
  U.S. Treasury Bill
    5.650%, 07/27/95                                          $250      $   248
  U.S. Treasury Bonds
    8.125%, 08/15/19                                           100          116
    7.125%, 02/15/23                                           150          157
  U.S. Treasury Notes
    4.250%, 11/30/95                                           200          198
    6.000%, 06/30/96                                            80           80
    6.500%, 09/30/96                                           100          101
    5.125%, 06/30/98                                           300          292
    5.000%, 01/31/99                                           100           97
    5.500%, 04/15/00                                           200          196
                                                                        -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,504,181)                                                       1,485
                                                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.1%
  Federal Home Loan Mortgage
   Corporation Discount Note
    6.000%, 08/14/95                                           796          786
                                                                        -------
TOTAL U.S. GOVERNMENT
 AGENCY OBLIGATIONS
  (Cost $786,363)                                                           786
                                                                        -------
MEDIUM TERM NOTES -- 1.2%
  Federal National Mortgage
    Association
    7.720%, 12/16/96                                           100          102
                                                                        -------
TOTAL MEDIUM TERM NOTES
  (Cost $99,837)                                                            102
                                                                        -------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 2.3%
  Government National Mortgage
    Association
    7.500%, 06/15/23                                           192          194
                                                                        -------
TOTAL U.S. GOVERNMENT MORTGAGE- BACKED BONDS
  (Cost $201,615)                                                           194
                                                                        -------

--------------------------------------------------------------------------------
Description                                         Shares/Par (000) Value (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 9.5%
  Allstate
    5.875%, 06/15/98                                          $100       $   98
  Associate Corporation of
    North America
    9.700%, 05/01/97                                           100          106
  Chase Manhattan
    8.000%, 06/15/99                                           200          210
  Ford Motor Credit
    6.750%, 05/15/05                                           100           98
  North Carolina National
    Bank
    8.500%, 11/01/96                                           100          103
  Signet Credit Card Master
    Trust
    5.250%, 04/15/00                                           100           98
  Standard Credit Card Master
    Trust
    8.500%, 08/07/97                                           100          102
                                                                         ------
TOTAL CORPORATE OBLIGATIONS
  (Cost $812,419)                                                           815
                                                                         ------
CASH EQUIVALENTS -- 5.4%
  Dreyfus U.S.
    Government Cash
    Management Money
    Market Fund
    6.064%, 06/07/95                                           233          233
  Lehman Brothers
    Institutional U.S.
    Government Money
    Market Fund
    6.146%, 06/07/95                                           231          231
                                                                         ------
TOTAL CASH EQUIVALENTS
  (Cost $464,119)                                                           464
                                                                         ------
TOTAL INVESTMENTS -- 100.0%
  (Cost $8,001,170)                                                       8,620
                                                                         ------
TOTAL OTHER ASSETS AND LIABILITIES,
  NET -- 0.0%                                                                 2
                                                                         ------
NET ASSETS:
Capital Shares (unlimited authorization--no
  par value) based on 784,198 outstanding
  shares of beneficial interest                                           7,871
Accumulated Net Realized Gain on Investments                                 81
Net Unrealized Appreciation on Investments                                  619
Undistributed Net Investment Income                                          51
                                                                         ------
TOTAL NET ASSETS: -- 100.0%                                              $8,622
                                                                         ======
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE                                              $10.99
                                                                         ======

-------------------------------------------------------------------------------
(A) Non-income producing security
    ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.
                                                                              71

May 31, 1995

Statement of Net Assets

-------------------------------------------------------------------------------
1784 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------


                                     (ART)



% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 93.8%
 ARGENTINA -- 1.5%
   Cia Naviera Perez Companc,
     Series B*                                            144,834     $     619
   Comercial del Plata SA*                                246,100           598
   Telecom Argentina SA ADR*                               12,450           615
   YPF SA ADR                                              24,200           490
                                                                      ---------
                                                                          2,322
                                                                      ---------
 AUSTRALIA -- 3.8%
   Brambles Industries                                     100,700          993
   Broken Hill Proprietary                                  82,720        1,050
   Mayne Nickless                                          235,700        1,033
   News Corporation                                        170,000          903
   QBE Insurance Group                                     168,400          691
   Western Mining                                          169,600          905
                                                                      ---------
                                                                          5,575
                                                                      ---------
 BRAZIL -- 0.6%
   Compania Energie de Minas
     ADR*                                                   21,827          505
   White Martins SA                                    412,171,200          364
                                                                      ---------
                                                                            869
                                                                      ---------
 CHILE -- 0.7%
   Compania de Telefonos de
     Chile ADR                                               6,800          602
   Empresa Nacional de
     Electridad SA                                          15,200          382
                                                                      ---------
                                                                            984
                                                                      ---------
 CHINA -- 0.3%
   Yizheng Chemical Fibre,
     Series H                                            1,306,700          486
                                                                      ---------
 COLOMBIA -- 0.2%
   Carulla SA ADR                                           24,650          293
                                                                      ---------
 DENMARK -- 0.9%
   Tele Danmark Series B AS                                 23,800        1,350
                                                                      ---------
 FRANCE -- 8.1%
   Accor*                                                    8,800        1,128
   Alcatel Alsthom*                                         12,600        1,145
   Castorama Dubois Investisse*                              9,700        1,550
   Groupe Danone                                             4,600          758
   L'Oreal*                                                  5,200        1,366
   LVMH*                                                     5,600        1,062
   Lyonnaise Des Eaux Dumez*                                 5,700          583
   Promodes*                                                 8,100        1,874
   Roussel-Uclaf                                             6,900          986
   Television
   Francaise TF1*                                           17,000        1,580
                                                                      ---------
                                                                         12,032
                                                                      ---------
 GERMANY -- 4.6%
   Degussa                                                   6,100        1,908
   Deutsche Bank AG                                          2,350        1,149
   Deutsche Pfandbrief &
     Hypobank*                                               2,750        1,339
   Deutsche Pfandbrief &
     Hypobank Rights*                                        2,750           57
   GEA AG                                                      800          301
   Gehe AG*                                                  3,300        1,448
   Hochtief AG*                                              1,150          679
                                                                      ---------
                                                                          6,881
                                                                      ---------
 HONG KONG -- 4.9%
   China Light & Power                                     185,400        1,014
   Hong Kong
     Telecommunications*                                   586,100        1,239
   HSBC Holdings                                            59,800          777
   Hutchison Whampoa                                       200,000        1,011
   Shangri-La Asia*                                        360,000          435
   Sun Hung Kai Properties                                 139,900        1,013
   Swire Pacific, Series A                                 115,600          893
   Television Broadcasts                                   238,700          910
                                                                      ---------
                                                                          7,292
                                                                      ---------

The accompanying notes are an integral part of the financial statements.

                                                               1784 Stock Funds

                                                 1784 International Equity Fund

--------------------------------------------------------------------------------
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
 HUNGARY -- 0.2%
   Gedeon Richter                                          14,000     $     246
                                                                      ---------
 INDIA -- 0.7%
   Mahindra & Mahindra GDR*                                50,000           575
   Reliance Industries                                     22,300           413
                                                                      ---------
                                                                            988
                                                                      ---------
 INDONESIA -- 0.9%
   PT Indorama Synthetics*                                146,000           446
   PT Inti Indorayon Utama*                               180,000           483
   PT Semen Cibinong*                                     156,500           492
                                                                      ---------
                                                                          1,421
                                                                      ---------
 IRELAND -- 0.7%
   Cement Roadstone                                       158,000         1,001
                                                                      ---------
 ITALY -- 3.5%
   Edison SPA*                                            188,600           825
   Luxottica Group ADR*                                    19,700           709
   Sasib SPA*                                             362,900         1,643
   Stet Societa' Finanziara
     Telefonica SPA*                                      686,400         1,979
                                                                      ---------
                                                                          5,156
                                                                      ---------
 JAPAN -- 24.3%
   Canon Sales                                            105,000         2,742
   Citizen Watch                                          191,000         1,288
   Daiichi Pharmaceutical                                  80,000         1,229
   Dainippon Ink & Chemical                               293,000         1,398
   Daiwa Industries*                                       73,000           756
   Hoya*                                                   60,000         1,708
   Inax*                                                   63,000           656
   Kao Corporation                                         90,000         1,084
   Keyence Corporation                                     16,000         1,682
   Kyocera Corporation                                     36,000         2,733
   NGK Spark Plug                                          93,000           988
   Nikon                                                  250,000         2,306
   Nippon Comsys                                          132,700         1,646
   Nippon Express                                         159,000         1,345
   Sangetsu                                                21,000           621
   Sanyo Electric*                                        361,000         1,851
   Secom                                                   32,000         2,019
   Sharp                                                  150,000         2,127
   Shimano*                                                65,000         1,198
   TDK                                                     33,000         1,489
   Tokio Marine & Fire Insurance                          156,000         1,788
   Toppan Printing                                        135,000         1,834
   York Benimaru                                           36,000         1,446
                                                                      ---------
                                                                         35,934
                                                                      ---------
 KOREA -- 0.7%
   Korea Fund                                              49,200         1,082
                                                                      ---------
 MALAYSIA -- 1.7%
   Genting Berhad*                                         69,000           728
   Renong Berhad*                                         488,000           903
   Sime Darby Berhad                                      316,000           897
                                                                      ---------
                                                                          2,528
                                                                      ---------
 MEXICO -- 1.1%
   Cifra Sa de C.V. ADR*                                  274,400           338
   Desc de C.V. SA*                                        28,900           364
   Grupo Industrial Durango*                               40,000           240
   Grupo Mexico, Class B*                                  80,000           348
   Telefonos De Mexico ADR*                                12,300           346
                                                                      ---------
                                                                          1,636
                                                                      ---------
 NETHERLANDS -- 6.2%
   Getronics                                               24,256         1,049
   Koninklijke Ahold                                       62,200         2,142
   Philips Electronics                                     59,600         2,370
   Ranstad Holdings*                                       25,400         1,576
   Wolters Kluwer                                          25,900         2,168
                                                                      ---------
                                                                          9,305
                                                                      ---------
 NEW ZEALAND -- 0.4%
   Carter Holt Harvey*                                    221,000           556
                                                                      ---------
 NORWAY -- 0.3%
   Norsk Hydro                                              9,700           397
                                                                      ---------
 PHILLIPPINES -- 0.8%
   Manila Electric, Series B                               73,500           638
   Philippine Long Distance
     Telephone ADR                                          7,600           546
                                                                      ---------
                                                                          1,184
                                                                      ---------
 POLAND -- 0.5%
   Elektrim*                                              127,400           441
   Mostostal Export D.R.*                                  33,000           160
   Mostostal Export S.A.*                                  17,000            81
                                                                      ---------
                                                                            682
                                                                      ---------
 PORTUGAL -- 0.5%
   Banco Comercial Portugues                               27,000           357
   Jeronimo Martins*                                        7,000           353
                                                                      ---------
                                                                            710
                                                                      ---------
 SINGAPORE -- 3.2%
   City Developments*                                     160,900         1,074
   Development Bank of Singapore                           91,100         1,065
   Fraser & Neave                                          65,600           786

The accompanying notes are an integral part of the financial statements.
                                                                    (continued)

May 31, 1995

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
Description                                                 Shares  Value (000)
--------------------------------------------------------------------------------
 SINGAPORE (continued)
   Keppel Corporation*                                      129,500   $   1,181
   Sembawang Corporation                                     85,500         589
                                                                      ---------
                                                                          4,695
                                                                      ---------
 SOUTH AFRICA -- 0.2%
   De Beers Consolidated Mines
     ADR                                                     13,000         325
                                                                      ---------
 SPAIN -- 2.2%
   Empresa Nacional de Electridad
     SA                                                      32,700       1,562
   Gas Natural, Series E                                     15,900       1,749
                                                                      ---------
                                                                          3,311
                                                                      ---------
 SWEDEN -- 0.9%
   Atlas Copco, Series A                                     77,300       1,126
   Atlas Copco, Series B                                     15,000         219
                                                                      ---------
                                                                          1,345
                                                                      ---------
 SWITZERLAND -- 4.0%
   Brown Boveri                                               2,300       2,347
   Nestle SA                                                  1,280       1,291
   Roche Holding Genusscheine*                                  370       2,277
                                                                      ---------
                                                                          5,915
                                                                      ---------
 THAILAND -- 2.0%
   Bangkok Bank                                              55,800         610
   Electricity Generating Public*                           200,000         729
   Land & House                                              17,000         342
   Siam Cement                                                6,000         385
   TPI Polene*                                               55,000         368
   United Communication Industry                             16,100         244
   United Communication Industry,
     Series F                                                20,600         295
                                                                      ---------
                                                                          2,973
                                                                      ---------
 TURKEY -- 0.1%
   Arcelik A.S.                                             720,000         213
                                                                      ---------
 UNITED KINGDOM -- 12.8%
   BOC Group                                                117,400       1,483
   British Airport Authority                                189,600       1,458
   British Petroleum                                        170,000       1,198
   BTR                                                      274,100       1,484
   EMAP                                                     150,000       1,070
   Farnell Electronic                                       135,100       1,350
   Granada Group                                            156,200       1,461
   Reuters Holdings                                         168,000       1,257
   Rexam                                                    161,700       1,210
   Royal Bank of Scotland                                   198,000       1,273


--------------------------------------------------------------------------------
Description                                         Shares/Par (000) Value (000)
--------------------------------------------------------------------------------
   Security Services                                         94,400   $   1,326
   Williams Holdings                                        284,200       1,508
   WPP Group                                                683,300       1,335
   Zeneca Group                                             111,000       1,652
                                                                      ---------
                                                                         19,065
                                                                      ---------
 VENEZUELA -- 0.3%
   Corimon SA ADR*                                           28,800         191
   Mavesa S.A. ADR*                                          64,565         242
                                                                      ---------
                                                                            433
                                                                      ---------
TOTAL FOREIGN COMMON STOCKS
   (Cost $131,620,511)                                                  139,185
                                                                      ---------
FOREIGN PREFERRED STOCKS -- 2.1%
 BRAZIL -- 0.8%
   Banco Brandesco SA                                        53,813         463
   Brasmotor SA                                                 940         208
   Telecom Brasileiras SA*                                   14,821         529
                                                                      ---------
                                                                          1,200
                                                                      ---------
 GERMANY -- 1.3%
  Friedrich Grohe AG                                          2,500         829
  GEA AG                                                      3,300       1,090
                                                                      ---------
                                                                          1,919
                                                                      ---------
TOTAL FOREIGN PREFERRED
 STOCKS
   (Cost $2,552,211)                                                      3,119
                                                                      ---------
CONVERTIBLE BONDS -- 0.3%
 TAIWAN -- 0.3%
   United Micro Electronics
     1.250%, 06/08/04                                      $    275         468
                                                                      ---------
TOTAL CONVERTIBLE BONDS
   (Cost $380,875)                                                          468
                                                                      ---------
CASH EQUIVALENT -- 0.0%
 UNITED STATES -- 0.0%
   Dreyfus U.S. Government
     Securitites Money
     Market Fund
     6.064%, 06/07/95                                            16          16
   Lehman Brothers Institutional
     U.S. Government
     Money Market Fund
     6.146%, 06/07/95                                            18          18
                                                                      ---------
                                                                             34
                                                                      ---------
TOTAL MONEY MARKET
   (Cost $33,707)                                                            34
                                                                      ---------

The accompanying notes are an integral part of the financial statements.

                                                               1784 Stock Funds

                                                 1784 International Equity Fund

--------------------------------------------------------------------------------
Description                                               Par (000) Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
  Lehman Government Securities
    6.125%, dated May 31, 1995,
    due June 1, 1995, repurchase
    price $11,001,872
    (collateralized by U.S.
    Treasury Notes ranging in par
    value from $490 to $10,390;
    02/28/97; total market value
    of $11,217,798)                                         $11,000   $  11,000
                                                                       --------
TOTAL REPURCHASE AGREEMENT
  (Cost $11,000,000)                                                     11,000
                                                                       --------
TOTAL INVESTMENTS -- 103.6%
  (Cost $145,587,304)                                                   153,806
                                                                       --------
OTHER ASSETS AND LIABILITIES --
  (3.6%)
Unrealized depreciation on forward foreign
  currency contracts                                                       (342)
Other assets and liabilities                                             (5,025)
TOTAL OTHER ASSETS AND LIABILITIES,
  NET                                                                    (5,367)
                                                                       --------
NET ASSETS:
Capital shares (unlimited authorization--no
  par value) based on 14,264,740 outstanding
  shares of beneficial interest                                         139,572
Accumulated Net Realized Gain on
  Investments                                                               159
Accumulated Net Realized Gain on
  Foreign Currency Transactions                                               5
Net Unrealized Depreciation  on Forward
  Foreign Currency Contracts, Currency and
  Transactions of Other Assets and Liabilities
  in Foreign Currency                                                      (335)
Net Unrealized Appreciation on Investments                                8,219
Undistributed Net Investment Income                                         819
                                                                       --------
TOTAL NET ASSETS: -- 100.0%                                            $148,439
                                                                       ========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE                                            $  10.41
                                                                       ========


-------------------------------------------------------------------------------
ADR -- American Depository Receipts
* -- Non-income producing security

The accompanying notes are an integral part of the financial statements.

For The Periods Ended May 31, 1995                             1784 Stock Funds

STATEMENTS OF OPERATIONS (000)

-------------------------------------------------------------------------------

                                              GROWTH     ASSET    INTERNATIONAL
                                            AND INCOME ALLOCATION   EQUITY(1)
                                            ========== ========== =============
INCOME:
 Dividend Income                             $ 3,013     $  112      $  939
 Interest Income                                 742        195         332
 Less: Foreign Taxes Withheld                    --         --          (96)
                                            ---------- ---------- -------------
  Total Income                                 3,755        307       1,175
                                            ---------- ---------- -------------
EXPENSES:
 Investment Advisory Fees                      1,393         55         398
 Waiver of Investment Advisory Fees              --         (32)       (199)
 Reimbursement of Expenses by Adviser            (52)       (29)        (22)
 Administrator Fees                              215          9          44
 Waiver of Administrator Fees                    --          (9)        --
 12b-1 Fees                                      491         19         100
 Waiver of 12b-1 Fees                           (491)       (19)       (100)
 Transfer Agent Fees & Expenses                   58         51          29
 Fund Accounting Fees                             28         30          21
 Waiver of Fund Accounting Fees                   (6)        (6)        --
 Registration Fees                                41          2          42
 Trustee Fees                                      7        --            3
 Printing                                         19          1          11
 Amortization of Deferred Organizational
  Costs                                           12         12           1
 Professional Fees                                28          2          14
 Custodian Fees                                   18          1           9
 Other Expenses                                    7          6           5
                                            ---------- ---------- -------------
  Total Expenses, Net                          1,768         93         356
                                            ---------- ---------- -------------
Net Investment Income                          1,987        214         819
                                            ---------- ---------- -------------
 Net Realized Gain (Loss) from Security
  Transactions                                   (66)        87         159
 Net Realized Gain from Forward Foreign
  Currency Contracts and Foreign Currency
  Transactions                                   --         --            5
 Net Unrealized Appreciation on Investments   32,385        775       8,219
 Net Unrealized Depreciation on Forward
  Foreign Currency Contracts, Foreign
  Currencies and Translation of Other
  Assets and Liabilities in Foreign
  Currency                                       --         --         (335)
                                            ---------- ---------- -------------
 Net Realized and Unrealized Gain on
  Investments and Foreign Currency            32,319        862       8,048
                                            ---------- ---------- -------------
 Net Increase in Net Assets Resulting from
  Operations                                 $34,306     $1,076      $8,867
                                            ========== ========== =============

(1)The International Equity Fund commenced operations on January 3, 1995. Amounts designated as "--" are either $0 or have been rounded to $0.
   The accompanying notes are an integral part of the financial statements.

For The Periods Ended May 31                                   1784 Stock Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------

                                GROWTH                ASSET         INTERNATIONAL
                              AND INCOME           ALLOCATION          EQUITY
                          ==================== ==================== =============
                           6/1/94   6/7/93 (1) 6/1/94   6/14/93 (2)  1/3/95 (3)
                             to         to       to         to           to
                          5/31/95    5/31/94   5/31/95    5/31/94      5/31/95
                          --------  ---------- -------  ----------- -------------
INVESTMENT ACTIVITIES:
 Net Investment Income    $  1,987   $  1,150  $  214     $   103     $    819
 Net Realized Gain
  (Loss) from Security
  Transactions                 (66)      (220)     87           2          159
 Net Realized Gain from
  Forward Foreign
  Currency Contracts and
  Foreign Currency
  Transactions                  --         --      --          --            5
 Net Unrealized
  Appreciation
  (Depreciation) on
  Investments               32,385      4,437     775        (156)       8,219
 Net Unrealized
  Depreciation on
  Foreign Forward
  Currency Contracts,
  Foreign Currencies and
  Translation of Other
  Assets and Liabilities
  in Foreign Currency           --         --      --          --         (335)
                          --------  ---------- -------  ----------- -------------
 Net Increase (Decrease)
  in Net Assets
  Resulting from
  Operations                34,306      5,367   1,076         (51)       8,867
                          --------  ---------- -------  ----------- -------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 Net Investment Income      (1,640)    (1,008)   (198)        (70)          --
 Realized Capital Gains     (1,553)        --      (6)         --           --
                          --------  ---------- -------  ----------- -------------
  Total Distributions       (3,193)    (1,008)   (204)        (70)          --
SHARE TRANSACTIONS:
 Shares Issued             118,880    120,535   2,666       8,242      141,128
 Shares Issued in Lieu
  of Cash Distributions      1,935         94     174          60           --
 Shares Redeemed           (44,443)    (3,271) (2,018)     (1,253)      (1,556)
                          --------  ---------- -------  ----------- -------------
Increase in Net Assets
 from Share Transactions    76,370    117,358     822       7,049      139,572
                          --------  ---------- -------  ----------- -------------
 Total Increase in Net
  Assets                   107,542    121,717   1,694       6,928      148,439
NET ASSETS:
 Beginning of Period       121,717         --   6,928          --           --
                          --------  ---------- -------  ----------- -------------
NET ASSETS:
 End of Period            $229,200   $121,717  $8,622     $ 6,928     $148,439
                          ========  ========== =======  =========== =============
CAPITAL SHARES
 TRANSACTIONS:
 Shares Issued              11,148     11,816     263         823       14,422
 Shares Issued in Lieu
  of Cash Distributions        186          9      18           6           --
 Shares Redeemed            (4,001)      (311)   (201)       (125)        (157)
                          --------  ---------- -------  ----------- -------------
Net Increase in Capital
 Shares Transactions         7,333     11,514      80         704       14,265
                          ========  ========== =======  =========== =============
Undistributed Net
 Investment Income            $489       $142     $51         $33         $819
                          ========  ========== =======  =========== =============

(1)The Growth and Income Fund commenced operations on June 7, 1993.
(2)The Asset Allocation Fund commenced operations on June 14, 1993.
(3)The International Equity Fund commenced operations on January 3, 1995. Amounts designated as "--" are either $0 or have been rounded to $0.
   The accompanying notes are an integral part of the financial statements.

                                                               1784 Stock Funds
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
For a Share Outstanding Throughout each Period

                 Net                                                                                  Net                  Ratio
                Asset                Realized and    Dividends                    Net               Assets      Ratio      of Net
                Value      Net        Unrealized      from Net  Distributions Asset Value             End    of Expenses   Income
              Beginning Investment Gains or (Losses) Investment from Capital      End      Total   of Period to Average  to Average
              of Period   Income    on Investments     Income       Gains      of Period   Return    (000)   Net Assets  Net Assets
              --------- ---------- ----------------- ---------- ------------- ----------- -------- --------- ----------- ----------
GROWTH AND
INCOME
==========
For the year
ended May 31,
 1995          $10.57      0.11           1.67         (0.10)       (0.09)      $12.16      17.09% $229,200     0.94%      1.05%
For the period
ended May 31,
 1994 (1)      $10.00      0.12           0.56         (0.11)       (0.00)      $10.57     6.80 %* $121,717     0.35%      1.23%

ASSET
ALLOCATION
==========
For the year
ended May 31,
 1995          $ 9.84      0.28           1.15         (0.27)       (0.01)      $10.99      14.84% $  8,622     1.25%      2.88%
For the period
ended May 31,
 1994 (2)      $10.00      0.19          (0.20)        (0.15)       (0.00)      $ 9.84    (0.15)%* $  6,928     1.25%      2.62%

INTERNATIONAL
EQUITY
=============
For the period
ended May 31,
 1995(3)       $10.00      0.06           0.35         (0.00)       (0.00)      $10.41      4.73%* $148,439     0.89%      2.06%

                  Ratio     Ratio of
               of Expenses Net Income
               to Average  to Average
               Net Assets  Net Assets Portfolio
               (Excluding  (Excluding Turnover
                Waivers)    Waivers)    Rate
               ----------- ---------- ---------
GROWTH AND
INCOME
==========
For the year
ended May 31,
 1995             1.23%      0.76%     38.94%
For the period
ended May 31,
 1994 (1)         1.36%      0.22%     31.55%

ASSET
ALLOCATION
==========
For the year
ended May 31,
 1995             2.51%      1.62%     67.23%
For the period
ended May 31,
 1994 (2)         3.61%      0.26%     28.19%

INTERNATIONAL
EQUITY
=============
For the period
ended May 31,
 1995(3)          1.70%      1.25%     11.03%




 * Returns are for the period indicated and have not been annualized.
(1)The Growth and Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(2)The Asset Allocation Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(3)The International Equity Fund commenced operations on January 3, 1995. All ratios for the period have been annualized.
   The accompanying notes are an integral part of the financial statements.
                                                                              78

u----------

May 31, 1995

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
===============================================================================

  The 1784 Growth and Income, 1784 Asset Allocation and 1784 International Eq-uity Funds (the "Stock Funds") are portfolios of the 1784 Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is presently authorized to offer shares in 13 sep-arate portfolios (the "Funds"):

MONEY MARKET FUNDS:                       STOCK FUNDS:

1784 Tax-Free Money Market Fund           1784 Growth and Income Fund
1784 U.S. Treasury Money Market Fund      1784 Asset Allocation Fund
1784 Institutional U.S. Treasury Money    1784 International Equity Fund
     Market Fund

BOND FUNDS:

1784 U.S. Government Medium-Term Income Fund
1784 Short-Term Income Fund
1784 Income Fund
1784 Tax-Exempt Medium-Term Income Fund
1784 Massachusetts Tax-Exempt Income Fund
1784 Rhode Island Tax-Exempt Income Fund
1784 Connecticut Tax-Exempt Income Fund

  The financial statements included on pages 68 to 84 are for the Stock Funds. The financial statements of the Tax-Free Money Market and U.S. Treasury Money Market Funds are included on pages 21 to 35. The financial statements of the Bond Funds are included on pages 36 to 67. The financial statements of the In-stitutional U.S. Treasury Money Market Fund are not presented herein, but are presented separately. The assets of each Fund are segregated, and a sharehold-er's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
===============================================================================

  The following is a summary of significant accounting policies followed by the Stock Funds.

Security Valuation -- Investment securities of the Stock Funds which are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

                                                                    (continued)

Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign Currency Translation -- The books and records of the 1784 Interna-tional Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

I. market value of investments securities, assets and other liabilities at the current rate of exchange; and

II. purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transac-tions.

The Fund does not isolate that portion of gains and losses on investment secu-rities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Fund reports gains and losses on foreign currency related transactions as realized and unrealized components of gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts -- The 1784 International Equity Fund en-ters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold to maturity. All commitments are "marked-to-market" daily at the applicable foreign ex-change rate and any resulting unrealized gains or losses are recorded current-ly. The Fund realizes gains and losses at the time forward contracts are ex-tinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year will be recognized as ordinary income for federal income tax purposes.

Security Transactions and Investment Income -- Security transactions are ac-counted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and am-ortization of the purchase discounts and premiums during the respective hold-ing period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

Repurchase Agreements -- Securities pledged as collateral for Repurchase Agreements are held by each Fund's custodian bank until maturity of the Repur-chase Agreements. Provisions of the Agreements and procedures adopted by the Adviser are intended to ensure that the market value of the collateral, in-cluding accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral de-clines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

                                                               1784 STOCK FUNDS

Expenses -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

Distributions to Shareholders -- Distributions from net investment income are declared and paid on a quarterly basis. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

Federal Income Taxes -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatri-ated. The Funds accrue such taxes when the related income is earned.

Organization Costs -- These costs have been deferred in the accounts of the Funds and are being amortized on a straight-line basis over a period of sixty months commencing with operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamor-tized organization cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the re-demption.

3. INVESTMENT ADVISORY, CUSTODIAL AND ACCOUNTING SERVICES
===============================================================================

   Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by The First National Bank of Bos-ton (the Adviser). The Adviser is entitled to receive a fee of 0.74% of the average daily net assets of the Growth and Income and Asset Allocation Funds. Such fee is computed daily and paid monthly. The International Equity Fund has entered into separate investment advisory agreements (each an "Advisory Agree-ment") with The First National Bank of Boston and with Kleinwort Benson In-vestment Management Americas Inc. ("Kleinwort Benson" and together with Bank of Boston the "Advisers"). The Advisory Agreement with Bank of Boston is dated as of November 28, 1994; the Advisory Agreement with Kleinwort Benson is dated as of November 28, 1994. The Advisers are entitled to receive an aggregate an-nual fee of 1.00% of the average daily net assets of the International Equity Fund. Such fee is computed daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fee and reimburse the Trust for other ex-penses as necessary to assist the International Equity Fund in maintaining an expense ratio of not more than 1.25% of the average daily net assets on an annualized basis.

                                                                    (continued)

  The Trust and Bank of Boston (the "Custodian") are parties to a custodial agreement dated June 1, 1993 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian is entitled to receive an annual fee, to be paid monthly, of 0.01% for the first $100 million in assets, 0.0075% for the next $100 mil-lion and 0.005% for the next $800 million in assets. In its capacity as custo-dian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.
  Under a separate agreement, The Bank of Boston also provides certain ac-counting services for the Trust and is entitled to receive a fee of $30,000 per Fund for the Growth and Income and Asset Allocation Funds and $50,000 for the International Equity Fund on an annual basis.
  The Bank of Boston voluntarily waives a portion of its advisory, custody and accounting fees. In addition, The Bank of Boston reimburses certain other ex-penses incurred by the Funds in order to help the Funds maintain a competitive expense ratio.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
===============================================================================

  Pursuant to an administrative agreement dated June 7, 1993, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Such fee is computed daily and paid monthly. The Administrator has agreed to waive a portion of its fee from the 1784 Asset Allocation Fund in order to help the Fund maintain a com-petitive expense ratio.
  Pursuant to an agreement dated June 1, 1993, SEI acts as the Transfer Agent of the Trust. As such, SEI provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.
  SEI Financial Services Company ("SFS"), a wholly owned subsidiary of SEI, acts as the Trust's Distributor pursuant to a distribution agreement dated June 1, 1993. The Distributor is entitled to receive a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Trust. The Distributor has agreed to waive the 12b-1 fee until at least October 1, 1995.
  Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.
  The Funds have paid legal fees to a law firm of which the Secretary of the Trust is a member.

5. INVESTMENT TRANSACTIONS
===============================================================================

  The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the year ended May 31, 1995, are as presented below for the Stock Funds. On

                                                               1784 Stock Funds

May 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.
-------------------------------------------------------------------------------

FUND INVESTMENT TRANSACTIONS (000):        GROWTH AND       ASSET      INTERNATIONAL
FOR THE YEAR OR PERIOD ENDED MAY 31, 1995  INCOME FUND ALLOCATION FUND  EQUITY FUND
                                           =========== =============== =============
Purchases                                   $122,661       $3,388        $156,864
Sales                                         40,859        3,626           8,770

Aggregate gross unrealized gains              46,125          696          10,090
Aggregate gross unrealized losses              8,159           77           1,961
                                           ----------- --------------- -------------
Net unrealized gain (loss)                  $ 37,966       $  619        $  8,129
------------------------------------------------------------------------------------

6. FORWARD FOREIGN CURRENCY CONTRACTS
================================================================================
  The 1784 International Equity Fund entered into forward foreign currency ex-change contracts as hedges against portfolio positions. Such contracts, which protect the value of the Fund's investment securities against the decline in the value of the hedged currency, do not eliminate fluctuations in the under-lying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
  The following forward foreign currency contracts were outstanding at May 31, 1995:
-------------------------------------------------------------------------------

FOREIGN CURRENCY SALES:
                                                                 IN                      UNREALIZED
                      CONTRACT TO                             EXCHANGE                 APPRECIATION /
MATURITY                DELIVER                                 FOR                    (DEPRECIATION)
  DATE                   (000)                                 (000)                       (000)
========          ===================================         ========                 ==============
6/21/95           DEM                   9,024                 $ 6,499                      $ 102
6/21/95           JPY                 822,800                   9,264                       (516)
6/21/95           NLG                   9,085                   5,833                         72
                                                              --------                 --------------
                                                              $21,596                      $(342)
                                                              ========                 ==============

-------------------------------------------------------------------------------
Currency Legend
DEM  German Marks
JPY  Japanese Yen
NLG  Netherlands Guilders                                            (continued)

NOTES TO FINANCIAL STATEMENTS (continued)                      1784 STOCK FUNDS


7. LINE OF CREDIT
===============================================================================

  The 1784 Growth and Income and 1784 Asset Allocation Funds have a bank line of credit. Borrowings under the line of credit are secured by investment secu-rities of the borrowing Fund, which may not exceed 10% of the Fund's net as-sets. No borrowings were outstanding for the period ended May 31, 1995.

NOTICE TO SHAREHOLDERS OF THE 1784 FUNDS (UNAUDITED)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear 1784 Funds Shareholders:

  For the fiscal year ended May 31, 1995, each Fund is designating long term capital gains, qualifying dividends and exempt income with regard to distribu-tions paid during the year as follows:

                                          (A)*          (B)*
                                        Long Term     Ordinary         (C)                     (E)**
                                      Capital Gains    Income         Total         (D)**       Tax      (F)**
                                      Distributions Distributions Distributions  Qualifying    Exempt   Foreign
Fund                                   (Tax Basis)   (Tax Basis)   (Tax Basis)  Dividends (1) Interest Tax Credit
----                                  ------------- ------------- ------------- ------------- -------- ----------
U.S. Treasury Money Market                  0%          100%          100%            0%         0%        0%
Tax-Free Money Market                       0%          100%          100%            0%        88%        0%
Short-Term Income                           0%          100%          100%            0%         0%        0%
U.S. Government Medium Term Income          0%          100%          100%            0%         0%        0%
Income                                      0%          100%          100%            0%         0%        0%
Tax-Exempt Medium-Term Income               0%          100%          100%            0%        95%        0%
Massachusetts Tax-Exempt Income             0%          100%          100%            0%        89%        0%
Connecticut Tax-Exempt Income               0%          100%          100%            0%        97%        0%
Rhode Island Tax-Exempt Income              0%          100%          100%            0%        97%        0%
Growth and Income                          49%           51%          100%          100%         0%        0%
Asset Allocation                            3%           97%          100%           50%         0%        0%
International Equity                        0%            0%            0%            0%         0%        0%

(1)Qualifying dividends represent dividends which qualify for the corporate received deduction.
  *Items (A) and (B) are based on a percentage of the Fund's total distribution.
 **Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the Fund.

Please consult your tax adviser for proper treatment of this information.